P R O S P E C T U S                                          January 17, 1998,
                                                        as revised April 9, 1998



                                 Mentor Funds


     Mentor Funds, an open-end management investment company, is offering shares of eight different investment portfolios by this Prospectus: Mentor Growth Portfolio, Mentor Capital Growth Portfolio, Mentor Strategy Portfolio (a total return fund), Mentor Income and Growth Portfolio, Mentor Perpetual Global Portfolio (a global growth fund), Mentor Quality Income Portfolio, Mentor Municipal Income Portfolio, and Mentor Short-Duration Income Portfolio. Certain of the portfolios may use "leverage" - that is, they may borrow money to purchase additional portfolio securities, which involves special risks. See "Other Investment Practices."


     Mentor Funds provides investors an opportunity to design their own investment programs by investing in a variety of Portfolios offering a wide array of investment strategies. Each Portfolio pursues its investment objectives through the investment policies described in this Prospectus. This Prospectus sets forth concisely the information about Mentor Funds that a prospective investor should know before investing. Please read this Prospectus carefully and retain it for future reference. You can find more detailed information in the January 17, 1998 Statement of Additional Information, as amended from time to time. For a free copy of the Statement or for other information, please call Mentor Services Company, Inc. at 1-800-869-6042. The Statement has been filed with the Securities and Exchange Commission and is incorporated into this Prospectus by reference. The address of Mentor Funds is P.O. Box 1357, Richmond, Virginia 23218-1357.




                               ----------------
                            Mentor Distributors, LLC
                                  Distributor



THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE
                   ACCURACY OR ADEQUACY OF THIS PROSPECTUS.
           ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               Table of Contents



                                                  Page
                                                 -----
Expense Summary ..............................     3
Financial Highlights .........................     6
Investment Objectives and Policies ...........    13
Other Investment Practices ...................    21
Valuing the Portfolios' Shares ...............    28
Sales Arrangements ...........................    28
How To Buy Shares ............................    29
Distribution Plans (Class B Shares) ..........    33
How To Sell Shares ...........................    34
How To Exchange Shares .......................    35
Distributions and Taxes ......................    36
Management ...................................    37
Other Services ...............................    39
General ......................................    40
Performance Information ......................    41
APPENDIX .....................................    42

                                EXPENSE SUMMARY

     Expenses are one of several factors to consider when investing in a Portfolio. The tables on this page and the next are provided to help you understand the expenses of investing in each of the Portfolios and your share of the operating expenses of each of the Portfolios. Expenses shown are based on those incurred for the last fiscal year. The Examples show the cumulative expenses attributable to a hypothetical $1,000 investment in each of the Portfolios over specified periods.



                                                                                  Class A      Class B
                                                                                   Shares     Shares(1)
                                                                                 ---------   ----------
Shareholder Transaction Expenses
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)
 Mentor Growth Portfolio .....................................................   5.75%          None
 Mentor Capital Growth Portfolio .............................................   5.75%          None
 Mentor Strategy Portfolio ...................................................   5.75%          None
 Mentor Income and Growth Portfolio ..........................................   5.75%          None
 Mentor Perpetual Global Portfolio ...........................................   5.75%          None
 Mentor Quality Income Portfolio .............................................   4.75%          None
 Mentor Municipal Income Portfolio ...........................................   4.75%          None
 Mentor Short-Duration Income Portfolio ......................................   1.00%          None
Maximum Sales Charge Imposed on Reinvested Dividends .........................     None         None
Exchange Fee .................................................................     None         None
Contingent Deferred Sales Charge (as a percentage of the lower of the original purchase price or redemption proceeds of shares redeemed)
  Class A Shares (all Portfolios): ...........................................   None(2)
   Class B Shares(3)(4):



   Growth, Capital Growth, Strategy, Income and    4.0% in the first year, declining to 1.0% in the fifth
    Growth, and Global Portfolios                  year, and eliminated thereafter
   Quality Income, Municipal Income, and           4.0% in the first year, declining to 1.0% in the sixth
    Short-Duration Income Portfolios               year, and eliminated thereafter

----------
(1) Long-term Class B shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the rules of the National Association of Securities Dealers, Inc.

(2) A contingent deferred sales charge ("CDSC") of 1.00% is assessed on Class A shares that are purchased without an initial sales charge as part of an investment of over $1 million that are redeemed within one year of purchase.

(3) The amount redeemed is computed as the lesser of the current net asset value of the shares redeemed, and the original purchase price of the shares. See "How to Buy Shares."

(4) Shares purchased as part of asset-allocation plans pursuant to the BL Purchase Program are subject to a CDSC of 1.00% if the shares are redeemed within one year of purchase. See "How to Buy Shares - the BL Purchase Program."

Annual Portfolio Operating Expenses
(as a percentage of average net assets)



                                                                          Income
                                                 Capital                   And
                                      Growth      Growth     Strategy     Growth
                                    Portfolio   Portfolio   Portfolio   Portfolio
                                   ----------- ----------- ----------- -----------
Class A Shares
Management Fees ..................     0.70%       0.80%       0.85%       0.75%
12b-1 Fees .......................    None        None        None        None
Shareholder Service Fees .........     0.25%       0.25%       0.25%       0.25%
Other Expenses ...................     0.33%       0.36%       0.35%       0.35%
  Total Portfolio Operating
   Expenses ......................     1.28%       1.41%       1.45%       1.35%



                                                                          Short-
                                    Perpetual    Quality    Municipal    Duration
                                      Global      Income      Income      Income
                                    Portfolio   Portfolio   Portfolio    Portfolio
                                   ----------- ----------- ----------- ------------
Class A Shares
Management Fees ..................     1.10%       0.47%*      0.60%        0.34%*
12b-1 Fees .......................     None        None        None         None
Shareholder Service Fees .........     0.25%       0.25%       0.25%        0.25%
Other Expenses ...................     0.54%       0.33%       0.37%        0.27%*
  Total Portfolio Operating
   Expenses ......................     1.89%       1.05%*      1.22%        0.86%*


                                                                          Income
                                                 Capital                   And
                                      Growth      Growth     Strategy     Growth
                                    Portfolio   Portfolio   Portfolio   Portfolio
                                   ----------- ----------- ----------- -----------
Class B Shares
Management Fees ..................     0.70%       0.80%       0.85%       0.75%
12b-1 Fees .......................     0.75%       0.75%       0.75%       0.75%
Shareholder Service Fees .........     0.25%       0.25%       0.25%       0.25%
Other Expenses ...................     0.33%       0.36%       0.35%       0.35%
  Total Portfolio Operating
   Expenses ......................     2.03%       2.16%       2.20%       2.10%



                                                                          Short-
                                    Perpetual    Quality    Municipal    Duration
                                      Global      Income      Income      Income
                                    Portfolio   Portfolio   Portfolio    Portfolio
                                   ----------- ----------- ----------- ------------
Class B Shares
Management Fees ..................     1.10%       0.47%*      0.60%        0.34%*
12b-1 Fees .......................     0.75%       0.50%       0.50%        0.30%
Shareholder Service Fees .........     0.25%       0.25%       0.25%        0.25%
Other Expenses ...................     0.54%       0.33%       0.37%        0.27%*
  Total Portfolio Operating
   Expenses ......................     2.64%       1.55%*      1.72%        1.16%*

----------
     * After expense limitation.

     Mentor Investment Advisors, LLC has agreed to limit its Management Fees from each of the Quality Income and Short-Duration Income Portfolios and Mentor Investment Group has agreed to limit its administrative services fees from the Short-Duration Income Portfolio until September 30, 1998 to the extent necessary to limit the Total Portfolio Operating Expenses of those Portfolios to the levels shown. In the absence of these expense limitations, Management Fees for the Quality Income Portfolio and the Short-Duration Income Portfolio would be 0.60% and 0.50%, respectively; Other Expenses for the Short-Duration Income Portfolio would have been 0.37%; and Total Portfolio Operating Expenses would have been as follows: Quality Income Portfolio, Class A - 1.18%, Class B
- 1.68%; Short-Duration Income Portfolio, Class A - 1.12%, Class B - 1.42%.

Examples

     You would pay the following expenses on a $1,000 investment, assuming 5% annual return and no redemption at the end of each period:



                                                1 Year              3 Years             5 Years            10 Years
                                          ------------------- ------------------- ------------------- ------------------
                                           Class A   Class B   Class A   Class B   Class A   Class B   Class A   Class B
                                          --------- --------- --------- --------- --------- --------- --------- --------
Growth Portfolio ........................    $70       $21       $ 96      $64      $ 124      $109      $203     $236
Capital Growth Portfolio ................     71        22        100       68        130       116       217      249
Strategy Portfolio ......................     71        22        101       69        132       118       221      253
Income and Growth Portfolio .............     70        21         98       66        127       113       211      243
Perpetual Global Portfolio ..............     76        27        113       82        154       140       266      297
Quality Income Portfolio ................     58        16         79       49        103        84       170      185
Municipal Income Portfolio ..............     59        17         84       54        111        93       188      203
Short-Duration Income Portfolio .........     19        12         37       37         57        64       115      141

     You would pay the following expenses on a $1,000 investment, assuming 5% annual return and redemption at the end of each period:



                                                1 Year              3 Years             5 Years            10 Years
                                          ------------------- ------------------- ------------------- ------------------
                                           Class A   Class B   Class A   Class B   Class A   Class B   Class A   Class B
                                          --------- --------- --------- --------- --------- --------- --------- --------
Growth Portfolio ........................    $70       $61       $ 96      $ 94      $124      $119      $203     $236
Capital Growth Portfolio ................     71        62        100        98       130       126       217      249
Strategy Portfolio ......................     71        62        101        99       132       128       221      253
Income and Growth Portfolio .............     70        61         98        96       127       123       211      243
Perputual Global Portfolio ..............     76        67        113       112       154       150       266      297
Quality Income Portfolio ................     58        56         79        79       103        94       170      185
Municipal Income Portfolio ..............     59        57         84        84       111       103       188      203
Short-Duration Income Portfolio .........     19        52         37        67        57        74       115      141

     The Examples should not be considered a representation of future performance; actual expenses may vary.

                              FINANCIAL HIGHLIGHTS

               (for a shares outstanding throughout each period)

     The following tables have been derived from the Financial Highlights included in Mentor Funds' financial statements, which have been audited by KPMG Peat Marwick LLP, Mentor Funds' independent auditors. The report of KPMG Peat Marwick LLP, along with the Portfolios' financial statements and notes thereto, is incorporated by reference in the Statement of Additional Information, which may be obtained in the manner described on the cover page of this Prospectus. See "Financial Statements" in the Statement of Additional Information. The Growth, Strategy, and Short-Duration Income Portfolios are successors to the Mentor Growth, Strategy, and Short-Duration Income Funds, each of which was a series of shares of beneficial interest of Mentor Series Trust, a Massachusetts business trust. Each of those Funds offered only one class of shares until June 1995. Until April 12, 1995, Mentor Quality Income Portfolio was known as "Cambridge Government Income Portfolio"; until that time, the Portfolio was required, among other things, to invest at least 65% of its assets in U.S. Government securities.



Class A Shares



                                                               Mentor Growth Portfolio
                                                    ---------------------------------------------
                                                        Year          Year           Period
                                                        Ended        Ended            Ended
                                                       9/30/97      9/30/96         9/30/95*
                                                    ------------ ------------- ------------------
Per Share Operating Performance
Net asset value, beginning of period ..............  $ 18.47       $ 16.08        $    13.37
 Income from investment operations
  Net investment income (loss) ....................   ( 0.17)        ( 0.10)          ( 0.01)
  Net realized and unrealized gain (loss)
   on investments .................................    4.19          4.23               2.72
                                                     ---------     --------       ----------
  Total from investment operations ................    4.02          4.13               2.71
Less distributions
 Distributions from net investment
  income ..........................................        -              -                -
 Distributions in excess of net investment
  income ..........................................        -              -                -
 Distributions from capital gains .................   ( 2.55)        ( 1.74)               -
 Distributions in excess of capital gains .........        -              -                -
                                                     ---------     --------       ----------
   Total Distributions ............................   ( 2.55)        ( 1.74)               -
                                                     ---------     --------       ----------
Net asset value, end of period ....................  $ 19.94       $ 18.47        $    16.08
                                                     =========     ========       ==========
Total Return ......................................    25.81%        29.15%            20.27%
                                                    ==========     ========       ==========
Ratios/Supplemental Data
Net assets, end of period (in thousands) .......... $105,033      $  40,272       $   20,368
Ratio of expenses to average net assets ...........   1.28%          1.28%           1.36%(a)
Ratio of expenses to average net assets
 excluding waiver .................................   1.28%          1.28%           1.36%(a)
Ratio of net investment income (loss) to
 average net assets ............................... ( 0.67%)       ( 0.39%)        ( 0.65%)(a)
Portfolio turnover rate ...........................     77%           105%             70%
Average commission rate on portfolio
 transactions ..................................... $  0.0651    $   0.0602                -
                                                    ==========   ==========       ==========



                                                                          Mentor Capital Growth Portfolio
                                                    ----------------------------------------------------------------------------
                                                        Year        Year        Year        Year        Year          Year
                                                       Ended       Ended       Ended       Ended       Ended          Ended
                                                      9/30/97     9/30/96     9/30/95     9/30/94     9/30/93       9/30/92**
                                                    ----------- ----------- ----------- ----------- ----------- ----------------
Per Share Operating Performance
Net asset value, beginning of period ..............  $ 19.36     $ 16.02     $ 14.88     $ 15.26     $ 14.21       $   14.18
 Income from investment operations
  Net investment income (loss) ....................     ( 0.02)    0.11        0.02        0.09        0.14             0.08
  Net realized and unrealized gain (loss)
   on investments .................................    5.87        3.73        2.91      ( 0.30)       1.02             0.03
                                                     ---------   -------     -------     -------     -------       ---------
  Total from investment operations ................    5.85        3.84        2.93      ( 0.21)       1.16             0.11
Less distributions
 Distributions from net investment
  income ..........................................          -           -         -     ( 0.04)      ( 0.11)         ( 0.08)
 Distributions in excess of net investment
  income ..........................................          -           -         -          -            -               -
 Distributions from capital gains .................     ( 2.79)     ( 0.50)   ( 1.79)    ( 0.13)           -               -
 Distributions in excess of capital gains .........          -           -         -          -            -               -
                                                     ---------   ---------   -------     -------     -------       ---------
   Total Distributions ............................     ( 2.79)     ( 0.50)   ( 1.79)    ( 0.17)      ( 0.11)         ( 0.08)
                                                     ---------   ---------   -------     -------     -------       ---------
Net asset value, end of period ....................    $ 22.42     $ 19.36   $ 16.02     $ 14.88     $ 15.26       $   14.21
                                                     =========   =========   =======     =======     =======       =========
Total Return ......................................      34.78%      24.63%    20.18%    ( 1.37%)       8.21%           0.78%
                                                    ==========  ==========   =======     =======     =======       =========
Ratios/Supplemental Data
Net assets, end of period (in thousands) ..........  $  65,703   $  31,889   $29,582     $21,181     $31,360       $  20,864
Ratio of expenses to average net assets ...........       1.41%      1.43%     1.87%      1.70%        1.49%           1.14%(a)
Ratio of expenses to average net assets
 excluding waiver .................................       1.41%      1.43%     1.87%      1.70%        1.59%           1.43%(a)
Ratio of net investment income (loss) to
 average net assets ...............................       0.53%      0.51%     0.27%      0.53%        0.96%           1.54%(a)
Portfolio turnover rate ...........................        64%         98%      157%       149%         192%             61%
Average commission rate on portfolio
 transactions .....................................  $  0.0697   $  0.0688         -          -            -               -
                                                    ==========  ==========   =======     =======     =======       =========



                                                            Mentor Strategy Portfolio
                                                    ------------------------------------------
                                                        Year        Year          Period
                                                       Ended       Ended           Ended
                                                      9/30/97     9/30/96        9/30/95*
                                                    ----------- ----------- ------------------
Per Share Operating Performance
Net asset value, beginning of period ..............  $ 17.96     $ 15.24       $    13.45
 Income from investment operations
  Net investment income (loss) ....................    0.31        0.08                 -
  Net realized and unrealized gain (loss)
   on investments .................................    1.68        2.86              1.79
                                                     -------     -------       ----------
  Total from investment operations ................    1.99        2.94              1.79
Less distributions
 Distributions from net investment
  income ..........................................          -           -              -
 Distributions in excess of net investment
  income ..........................................          -           -              -
 Distributions from capital gains .................     ( 1.34)     ( 0.22)             -
 Distributions in excess of capital gains .........          -           -              -
                                                     ---------   ---------     ----------
   Total Distributions ............................     ( 1.34)     ( 0.22)             -
                                                     ---------   ---------     ----------
Net asset value, end of period ....................    $ 18.61     $ 17.96      $    15.24
                                                     =========   =========     ==========
Total Return ......................................      11.97%      19.36%         13.31%
                                                    ==========  ==========     ==========
Ratios/Supplemental Data
Net assets, end of period (in thousands) ..........  $  40,552   $  20,372     $   10,503
Ratio of expenses to average net assets ...........       1.45%       1.42%         1.65%(a)
Ratio of expenses to average net assets
 excluding waiver .................................       1.45%       1.42%         1.65%(a)
Ratio of net investment income (loss) to
 average net assets ...............................       2.29%       0.62%       ( 0.06%)(a)
Portfolio turnover rate ...........................       192%        125%            122%
Average commission rate on portfolio
 transactions .....................................  $  0.0644   $  0.0669              -
                                                    ==========  ==========     ==========

---------
* For the period from June 5, 1995 (initial offering of Class A shares) to September 30, 1995.
** Reflects operations for the period from April 29, 1992 (commencement of operations) to September 30, 1992.
(a) Annualized.

                                              Mentor Income And Growth Portfolio
                              ------------------------------------------------------------------
                                  Year        Year        Year        Year          Period
                                 Ended       Ended       Ended       Ended           Ended
                                9/30/97     9/30/96     9/30/95     9/30/94        9/30/93*
                              ----------- ----------- ----------- ----------- ------------------
Per Share Operating
 Performance
Net asset value,
 beginning of period ........ $ 19.16     $ 17.13       $ 15.27     $ 14.88      $    14.14
Income from investment
operations
 Net investment income
  (loss) ....................   0.44        0.37          0.40        0.31             0.09
 Net realized and
  unrealized gain (loss)
  on investments ............   3.39        2.75          2.14        0.64             0.73
                              --------    --------      -------     -------      ----------
 Total from investment
  operations ................   3.83        3.12          2.54        0.95             0.82
Less Distributions
 Distributions from net
  investment income .........    ( 0.45)     ( 0.35)     ( 0.40)     ( 0.30)         ( 0.08)
 Distributions in excess
  of net investment
  income ....................    ( 0.02)          -      ( 0.03)          -               -
 Distributions from
  capital gains .............    ( 1.92)     ( 0.74)     ( 0.25)     ( 0.26)              -
 Distributions in excess
  of capital gains ..........         -           -           -           -               -
                              ---------   ---------     -------     -------      ----------
 Total distributions ........    ( 2.39)     ( 1.09)     ( 0.68)     ( 0.56)         ( 0.08)
                              ---------   ---------     -------     -------      ----------
Net asset value, end of
 period ..................... $ 20.60     $ 19.16       $ 17.13     $ 15.27      $    14.88
                              =========   =========     =======     =======      ==========
Total Return ................   22.11   %   19.13   %     17.24%       6.54%           5.54%
                              =========   =========     =======     =======      ==========
Ratios/Supplemental Data
Net assets, end of period
 (in thousands) ............. $  63,509   $  24,210     $19,888     $17,773      $    9,849
Ratio of expenses to
 average net assets .........     1.35%        1.36%      1.69%       1.75%           1.56%(a)
Ratio of expenses to
 average net assets
 excluding waiver ...........     1.35%        1.36%      1.69%       1.75%           1.94% (a)
Ratio of net investment
 income (loss) to average
 net assets .................      2.63%       2.08%      2.53%       2.20%           2.35% (a)
Portfolio turnover rate .....        75%         72%        62%         78%             13%
Average commission rate
 on portfolio
 transactions ............... $  0.0515   $  0.0492           -           -               -
                              =========   =========     =======     =======      ==========



                                         Mentor Perpetual Global Portfolio
                              --------------------------------------------------------
                                  Year         Year         Year          Period
                                 Ended        Ended        Ended           Ended
                                9/30/97      9/30/96      9/30/95        9/30/94**
                              ----------- ------------- ----------- ------------------
Per Share Operating
 Performance
Net asset value,
 beginning of period ........ $ 17.86       $ 15.88      $ 14.23       $    14.18
Income from investment
operations
 Net investment income
  (loss) ....................   0.04          ( 0.04)       0.05           ( 0.01)
 Net realized and
  unrealized gain (loss)
  on investments ............   3.67          2.82          1.60             0.06
                              --------      --------     -------       ----------
 Total from investment
  operations ................   3.71          2.78          1.65             0.05
Less Distributions
 Distributions from net
  investment income .........         -            -            -               -
 Distributions in excess
  of net investment
  income ....................         -            -            -               -
 Distributions from
  capital gains .............    ( 0.63)      ( 0.80)           -               -
 Distributions in excess
  of capital gains ..........         -            -            -               -
                              ---------     --------     --------      ----------
 Total distributions ........    ( 0.63)      ( 0.80)           -               -
                              ---------     --------     --------      ----------
Net asset value, end of
 period ..................... $ 20.94       $ 17.86      $ 15.88       $    14.23
                              =========     ========     ========      ==========
Total Return ................   21.59%       18.40%        11.60%           0.35%
                              =========     ========     ========      ==========
Ratios/Supplemental Data
Net assets, end of period
 (in thousands) ............. $  46,556    $  13,098     $  6,854      $    8,882
Ratio of expenses to
 average net assets .........      1.89%        1.95%        2.06%           2.09%(a)
Ratio of expenses to
 average net assets
 excluding waiver ...........      1.89%        1.95%        2.11%           3.18% (a)
Ratio of net investment
 income (loss) to average
 net assets .................      0.07%      ( 0.21%)       0.26%         ( 0.10%)(a)
Portfolio turnover rate .....       128%         130%         155%              2%
Average commission rate
 on portfolio
 transactions ............... $  0.0319   $   0.0320            -               -
                              =========   ==========     ========      ==========



                                  Mentor Quality Income Portfolio
                              ----------------------------------------
                                  Year        Year          Year
                                 Ended       Ended          Ended
                                9/30/94     9/30/93      9/30/92***
                              ----------- ----------- ----------------
Per Share Operating
 Performance
Net asset value,
 beginning of period ........   $ 14.04     $ 14.39      $   14.30
Income from investment
operations
 Net investment income
  (loss) ....................      0.84       1.06            0.44
 Net realized and
  unrealized gain (loss)
  on investments ............    ( 1.30)     ( 0.31)          0.09
                                -------     -------      ---------
 Total from investment
  operations ................    ( 0.46)      0.75            0.53
Less Distributions
 Distributions from net
  investment income .........    ( 0.83)     ( 1.06)        ( 0.44)
 Distributions in excess
  of net investment
  income ....................         -      ( 0.04)             -
 Distributions from
  capital gains .............         -           -              -
 Distributions in excess
  of capital gains ..........         -           -              -
                                -------     -------      ---------
 Total distributions ........    ( 0.83)     ( 1.10)        ( 0.44)
                                -------     -------      ---------
Net asset value, end of
 period .....................   $ 12.75     $ 14.04      $   14.39
                                =======     =======      =========
Total Return ................    ( 3.39%)      5.41%          3.37%
                                =======     =======      =========
Ratios/Supplemental Data
Net assets, end of period
 (in thousands) .............   $30,142     $47,780      $  36,740
Ratio of expenses to
 average net assets .........      1.38%       1.04%          0.36%(a)
Ratio of expenses to
 average net assets
 excluding waiver ...........      1.39%       1.22%          1.21%(a)
Ratio of net investment
 income (loss) to average
 net assets .................      6.33%       7.31%          8.00%(a)
Portfolio turnover rate .....       455%        102%             9%
Average commission rate
 on portfolio
 transactions ...............         -           -              -
                                =======     =======      =========

---------
 * Reflects operations for the period from May 24, 1993 (commencement of operations) to September 30, 1993.
** Reflects operations for the period from March 29, 1994 (commencement of operations) to September 30, 1994.
(a) Annualized.

                                                                     Mentor Municipal Income Portfolio
                                                ----------------------------------------------------------------------------
                                                    Year        Year        Year        Year        Year          Year
                                                   Ended       Ended       Ended       Ended       Ended          Ended
                                                  9/30/97     9/30/96     9/30/95     9/30/94     9/30/93       9/30/92**
                                                ----------- ----------- ----------- ----------- ----------- ----------------
Per Share Operating Performance
Net asset value, beginning of period ..........   $ 15.04     $ 14.92     $ 14.42     $ 16.05     $ 14.76      $   14.29
Income from investment operations
 Net investment income (loss) .................     0.81        0.82        0.81         0.82       0.92            0.32
 Net realized and unrealized gain (loss) on
  investments .................................     0.49        0.12        0.51       ( 1.54)      1.32            0.47
                                                  -------     -------     -------     -------     -------      ---------
 Total from investment operations .............     1.30        0.94        1.32       ( 0.72)      2.24            0.79
Less distributions
 Distributions from net investment income .....    ( 0.81)     ( 0.82)     ( 0.82)     ( 0.81)     ( 0.92)        ( 0.32)
 Distributions in excess of net investment
  income ......................................         -           -           -           -      ( 0.03)             -
 Distributions from capital gains .............    ( 0.03)          -           -      ( 0.10)          -              -
 Distributions in excess of capital gains .....         -           -           -           -           -              -
                                                  -------     -------     -------     -------     -------      ---------
 Total Distributions ..........................    ( 0.84)     ( 0.82)     ( 0.82)     ( 0.91)     ( 0.95)        ( 0.32)
                                                  -------     -------     -------     -------     -------      ---------
Net asset value, end of period ................   $ 15.50     $ 15.04     $ 14.92     $ 14.42     $ 16.05      $   14.76
                                                  =======     =======     =======     =======     =======      =========
Total Return ..................................      8.89%       6.46%       9.46%     ( 4.83%)     16.00%          5.34%
                                                  =======     =======     =======     =======     =======      =========
Ratios/Supplemental Data
Net assets, end of period (in thousands) ......   $29,394     $17,558     $20,460     $25,056     $29,245      $  18,801
Ratio of expenses to average net assets .......      1.22%       1.24%       1.43%       1.24%       0.71%          0.00%(a)
Ratio of expenses to average net assets
 excluding waiver .............................      1.22%       1.24%       1.43%       1.33%       1.39%          1.26%(a)
Ratio of net investment income (loss) to
 average net assets ...........................      5.09%       5.47%       5.56%       5.43%       5.92%          6.21%(a)
Portfolio turnover rate .......................        59%         46%         43%         87%         88%             0%
                                                  =======     =======     =======     =======     =======      =========



                                                          Mentor Short Duration
                                                            Income Portfolio
                                                -----------------------------------------
                                                    Year        Year           Year
                                                   Ended       Ended          Ended
                                                  9/30/97     9/30/96        9/30/95*
                                                ----------- ----------- -----------------
Per Share Operating Performance
Net asset value, beginning of period ..........   $ 12.50    $ 12.68       $    12.74
Income from investment operations
 Net investment income (loss) .................     0.77        0.82             0.22
 Net realized and unrealized gain (loss) on
  investments .................................     0.12       ( 0.23)        (  0.03)
                                                  -------    --------      ----------
 Total from investment operations .............     0.89        0.59             0.19
Less distributions
 Distributions from net investment income .....    ( 0.76)     ( 0.77)        (  0.22)
 Distributions in excess of net investment
  income ......................................    ( 0.01)          -         (  0.03)
 Distributions from capital gains .............         -           -               -
 Distributions in excess of capital gains .....         -           -               -
                                                  -------    --------      ----------
 Total Distributions ..........................    ( 0.77)     ( 0.77)        (  0.25)
                                                  -------    --------      ----------
Net asset value, end of period ................   $ 12.62    $ 12.50       $    12.68
                                                  =======    ========      ==========
Total Return ..................................      7.33%       4.80%           1.51%
                                                  =======    ========      ==========
Ratios/Supplemental Data
Net assets, end of period (in thousands) ......   $27,619    $  7,450      $    1,002
Ratio of expenses to average net assets .......      0.86%       0.86%           0.71%(a)
Ratio of expenses to average net assets
 excluding waiver .............................      1.12%       1.26%           1.00%(a)
Ratio of net investment income (loss) to
 average net assets ...........................      6.00%       5.90%           4.10%(a)
Portfolio turnover rate .......................        75%        411%            126%
                                                  =======    ========      ==========

---------
* For the period from June 16, 1995 (initial offering of Class A shares) to September 30, 1995.
** Reflects operations for the period from April 29, 1992 (commencement of operations) to September 30, 1992.
(a) Annualized.

                                Class B Shares



                                                                 Mentor Growth Portfolio
                                                ----------------------------------------------------------
                                                    Year         Year           Period            Year
                                                    Ended        Ended           Ended           Ended
                                                   9/30/97      9/30/96        9/30/95*         12/31/94
                                                ------------ ------------ ------------------ -------------
Per Share Operating Performance
Net asset value, beginning of period ..........  $ 18.29      $ 16.05        $    12.15         $ 13.78
 Income from investment operations ............
 Net investment income (loss) .................    ( 0.22)      ( 0.17)          ( 0.13)         ( 0.15)
 Net realized and unrealized gain (loss)
  on investments ..............................    4.01         4.15               4.03          ( 0.47)
                                                 ---------    ---------      ----------         -------
 Total from investment operations .............    3.79         3.98               3.90          ( 0.62)
Less distributions ............................
 Distributions from net investment income .....         -            -                -               -
 Distributions in excess of net investment
  income ......................................         -            -                -               -
 Distributions from capital gains .............    ( 2.55)      ( 1.74)               -          ( 1.00)
 Distributions in excess of capital gains .....         -            -                -          ( 0.01)
                                                 ---------    ---------      ----------         -------
 Total Distributions ..........................    ( 2.55)      ( 1.74)               -          ( 1.01)
                                                 ---------    ---------      ----------         -------
Net asset value, end of period ................  $ 19.53      $ 18.29        $    16.05         $ 12.15
                                                 =========    =========      ==========         =======
Total Return ..................................   24.66   %    28.18   %          32.10%         ( 4.48%)
                                                 =========    =========      ==========         =======
Ratios/Supplemental Data ......................
Net assets, end of period (in thousands) ...... $ 506,230    $ 371,578       $  246,326         $190,126
Ratio of expenses to average net assets .......      2.03%        2.03%           2.08%(a)        2.01%
Ratio of expenses to average net assets
 excluding waiver .............................      2.03%        2.03%           2.08%(a)        2.01%
Ratio of net investment income (loss) to
 average net assets ...........................    ( 1.42%)     ( 1.13%)        ( 1.20%)(a)     ( 1.20%)
Portfolio turnover rate .......................        77%         105%              70%             77%
Average commission rate on portfolio
 transactions ................................. $  0.0651    $  0.0602                -               -
                                                ==========   ==========      ==========         ========



                                                                           Mentor Growth Portfolio
                                                -----------------------------------------------------------------------------
                                                    Year         Year         Year          Year         Year         Year
                                                    Ended        Ended        Ended        Ended         Ended       Ended
                                                  12/31/93     12/31/92     12/31/91      12/31/90     12/31/89     12/31/88
                                                ------------ ------------ ------------ ------------- ------------ -----------
Per Share Operating Performance
Net asset value, beginning of period ..........   $ 12.81      $ 12.16      $  8.37      $    9.63     $  8.54      $ 7.45
 Income from investment operations ............
 Net investment income (loss) .................    ( 0.08)      ( 0.06)      ( 0.09)          0.02        0.13        0.01
 Net realized and unrealized gain (loss)
  on investments ..............................      2.07         1.94         4.30         ( 1.10)       1.35        1.24
                                                  -------      -------      -------      ---------     -------      ------
 Total from investment operations .............      1.99         1.88         4.21         ( 1.08)       1.48        1.25
Less distributions ............................
 Distributions from net investment income .....         -            -            -         ( 0.05)       (0.12)      (0.01)
 Distributions in excess of net investment
  income ......................................         -            -            -              -            -           -
 Distributions from capital gains .............    ( 1.02)      ( 1.23)      ( 0.42)        ( 0.13)       (0.27)      (0.15)
 Distributions in excess of capital gains .....         -            -            -              -            -           -
                                                  -------      -------      -------      ---------     --------     -------
 Total Distributions ..........................    ( 1.02)      ( 1.23)      ( 0.42)        ( 0.18)       (0.39)      (0.16)
                                                  -------      -------      -------      ---------     --------     -------
Net asset value, end of period ................   $ 13.78      $ 12.81      $ 12.16      $    8.37     $  9.63      $ 8.54
                                                  =======      =======      =======      =========     ========     =======
Total Return ..................................     15.60%       15.46%       50.30%        (11.21%)      17.33%      16.78%
                                                  =======      =======      =======      =========     ========     =======
Ratios/Supplemental Data ......................
Net assets, end of period (in thousands) ......   $186,978     $136,053     $108,719     $  83,540     $107,315     $96,425
Ratio of expenses to average net assets .......      2.02%        2.05%        2.17%          2.25%        2.24%       2.19%
Ratio of expenses to average net assets
 excluding waiver .............................      2.02%        2.05%        2.17%          2.25%           -           -
Ratio of net investment income (loss) to
 average net assets ...........................    ( 1.12%)     ( 0.76%)     ( 0.80%)         0.26%        1.36%       0.16%
Portfolio turnover rate .......................        64%          50%          40%            50%          26%         31%
Average commission rate on portfolio
 transactions .................................         -            -            -              -            -           -
                                                  ========     ========     ========     =========     ========     =======

---------
* For the period from January 1, 1995 to September 30, 1995.
(a) Annualized.

                                                                  Mentor Capital Growth Portfolio
                                         ----------------------------------------------------------------------------------
                                             Year          Year         Year        Year         Year           Year
                                             Ended        Ended        Ended        Ended       Ended           Ended
                                            9/30/97      9/30/96      9/30/95      9/30/94     9/30/93        9/30/92*
                                         ------------ ------------- ----------- ------------ ----------- ------------------
Per Share Operating
 Performance
Net asset value, beginning of
 period ................................  $ 18.92       $ 15.79       $ 14.80     $ 15.23      $ 14.22      $    14.18
Income from investment operations
 Net investment income (loss) ..........         -        ( 0.04)        0.25      ( 0.04)       0.05             0.46
 Net realized and unrealized gain
  (loss) on investments ................    5.55          3.67           2.53      ( 0.26)       1.02             0.04
                                          ---------     --------      -------     -------      -------      ----------
 Total from investment operations ......    5.55          3.63           2.78      ( 0.30)       1.07             0.50
Less Distributions
 Distributions from net investment
  income ...............................         -             -            -           -       ( 0.05)         ( 0.46)
 Distributions in excess of net
  investment income                              -             -            -           -       ( 0.01)              -
 Distributions from capital gains           ( 2.79)       ( 0.50)      ( 1.79)     ( 0.13)           -               -
 Distributions in excess of capital
  gains ................................         -             -            -           -            -               -
                                          ---------     --------      -------     -------      -------      ----------
 Total Distributions ...................    ( 2.79)       ( 0.50)      ( 1.79)     ( 0.13)      ( 0.06)         ( 0.46)
                                          ---------     --------      -------     -------      -------      ----------
Net asset value, end of period .........  $ 21.68       $ 18.92       $ 15.79     $ 14.80      $ 15.23      $    14.22
                                          =========     ========      =======     =======      =======      ==========
Total Return ...........................    33.88%        23.64%       19.26%     ( 2.00%)       7.52%           0.61%
                                          =========     ========      =======     =======      =======      ==========
Ratios/Supplemental Data ...............
Net assets, end of period (in
 thousands) ............................ $ 113,587     $  68,213      $57,648     $41,106      $57,030      $   25,468
Ratio of expenses to average net
 assets ................................      2.16%         2.18%       2.56%       2.46%        2.24%           1.86% (a)
Ratio of expenses to average net
 assets excluding waiver ...............      2.16%         2.18%       2.56%       2.46%        2.34%           2.16%(a)
Ratio of net investment income to
 average net assets (loss) .............    ( 0.22%)      ( 0.24%)    ( 0.41%)    ( 0.22%)       0.21%           0.83% (a)
Portfolio turnover rate ................        64%           98%         157%        149%         192%             61%
Average commission rate on portfolio
 transactions .......................... $  0.0697    $   0.0688            -           -            -               -
                                         ==========   ==========      =======     =======      =======      ==========



                                                                  Mentor Strategy Portfolio
                                         ---------------------------------------------------------------------------
                                             Year         Year            Year             Year          Period
                                             Ended        Ended           Ended           Ended           Ended
                                            9/30/97      9/30/96        9/30/95**        12/31/94      12/31/93***
                                         ------------ ------------ ------------------ ------------- ----------------
Per Share Operating
 Performance
Net asset value, beginning of
 period ................................  $ 17.79      $ 15.21        $    12.24         $ 12.70       $   12.50
Income from investment operations
 Net investment income (loss) ..........    0.26         ( 0.03)               -          ( 0.06)              -
 Net realized and unrealized gain
  (loss) on investments ................    1.58         2.83               2.97          ( 0.40)           0.20
                                          --------     ---------      ----------         -------       ---------
 Total from investment operations ......    1.84         2.80               2.97          ( 0.46)           0.20
Less Distributions
 Distributions from net investment
  income ...............................          -           -                -               -               -
 Distributions in excess of net
  investment income                               -           -                -               -               -
 Distributions from capital gains                 -      ( 1.34)          ( 0.22)
 Distributions in excess of capital
  gains ................................          -           -                -               -               -
                                          ---------    ---------      ----------         -------       ---------
 Total Distributions ...................     ( 1.34)     ( 0.22)               -               -               -
                                          ---------    ---------      ----------         -------       ---------
Net asset value, end of period .........  $ 18.29      $ 17.79        $    15.21         $ 12.24       $   12.70
                                          =========    =========      ==========         =======       =========
Total Return ...........................    11.19%       18.48%           24.26%         ( 3.61%)          1.60%
                                          =========    =========      ==========         =======       =========
Ratios/Supplemental Data ...............
Net assets, end of period (in
 thousands) ............................  $ 301,885   $ 288,494       $  224,643         $179,274      $ 122,177
Ratio of expenses to average net
 assets ................................       2.20%       2.19%           2.31% (a)       2.19%           2.06%(a)
Ratio of expenses to average net
 assets excluding waiver ...............       2.20%       2.19%           2.31%(a)        2.19%           2.06%(a)
Ratio of net investment income to
 average net assets (loss) .............       1.54%     ( 0.19%)          0.02% (a)     ( 0.54%)          0.08%
Portfolio turnover rate ................        192%        125%            122%            143%              0%
Average commission rate on portfolio
 transactions ..........................  $  0.0644   $  0.0669                -               -               -
                                          =========   ==========      ==========         ========      =========

---------
  * Reflects operations for the period from April 29, 1992 (commencement of operations) to September 30, 1992.
 ** For the period from January 1, 1995 to September 30, 1995.
*** Reflects operations for the period from October 29, 1993 (commencement of operations) to December 31, 1993.
(a) Annualized.

                                                 Mentor Income and Growth Portfolio
                                  -----------------------------------------------------------------
                                      Year         Year        Year        Year          Year
                                      Ended       Ended       Ended       Ended          Ended
                                     9/30/97     9/30/96     9/30/95     9/30/94       9/30/93*
                                  ------------ ----------- ----------- ----------- ----------------
Per Share Operating
 Performance
Net asset value,
 beginning of period ............  $ 19.18      $ 17.14     $ 15.28     $ 14.91       $   14.14
 Income from
  investment
  operations ....................
 Net investment income
  (loss) ........................    0.34         0.23        0.28        0.21             0.05
 Net realized and
  unrealized gain
  (loss) on
  investments ...................    3.35         2.76        2.14        0.61             0.77
                                   --------     -------     -------     -------       ---------
 Total from investment
  operations ....................    3.69         2.99        2.42        0.82             0.82
Less Distributions
 Distributions from net
  investment income .............     ( 0.34)      ( 0.21)   ( 0.28)     ( 0.19)         ( 0.05)
 Distributions in excess
  of net investment
  income ........................     ( 0.02)           -    ( 0.03)          -               -
 Distributions from
  capital gains .................     ( 1.92)      ( 0.74)   ( 0.25)     ( 0.26)              -
 Distributions in excess
  of capital gains ..............          -            -         -           -               -
                                   ---------    ---------   -------     -------       ---------
 Total Distributions ............     ( 2.28)      ( 0.95)   ( 0.56)     ( 0.45)         ( 0.05)
                                   ---------    ---------   -------     -------       ---------
Net asset value, end of
 period .........................  $ 20.59      $ 19.18     $ 17.14     $ 15.28       $   14.91
                                   =========    =========   =======     =======       =========
Total Return ....................    21.24%       18.26%      16.32%       5.66%           5.54%
                                  ==========   ==========   =======     =======       =========
Ratios/Supplemental
 Data
Net assets, end of period
 (in thousands) .................  $ 107,816    $  66,548   $46,678     $43,219       $  18,127
Ratio of expenses to
 average net assets .............       2.10%        2.13%     2.43%       2.44%           2.31%(a)
Ratio of expenses to
 average net assets
 excluding waiver ...............       2.10%        2.13%     2.43%       2.44%           2.69%(a)
Ratio of net investment
 income (loss) to
 average net assets .............       1.87%        1.32%     1.78%       1.51%           1.60%(a)
Portfolio turnover rate .........        75%          72%        62%         78%             13%
Average commission rate
 on portfolio
 transactions ...................  $  0.0515    $  0.0492         -           -               -
                                  ==========   ==========   =======     =======       =========



                                              Mentor Perpetual Global Portfolio
                                  ----------------------------------------------------------
                                       Year          Year         Year           Year
                                      Ended         Ended        Ended           Ended
                                     9/30/97       9/30/96      9/30/95        9/30/94**
                                  ------------- ------------- ----------- ------------------
Per Share Operating
 Performance
Net asset value,
 beginning of period ............   $ 17.46       $ 15.67      $ 14.15       $    14.18
 Income from
  investment
  operations ....................
 Net investment income
  (loss) ........................     ( 0.02)       ( 0.05)    ( 0.05)           ( 0.04)
 Net realized and
  unrealized gain
  (loss) on
  investments ...................     3.51          2.64         1.57              0.01
                                    --------      --------     -------       ----------
 Total from investment
  operations ....................     3.49          2.59         1.52            ( 0.03)
Less Distributions
 Distributions from net
  investment income .............          -             -          -                 -
 Distributions in excess
  of net investment
  income ........................          -             -          -                 -
 Distributions from
  capital gains .................     ( 0.63)       ( 0.80)         -                 -
 Distributions in excess
  of capital gains ..............          -             -          -                 -
                                    --------      --------     -------       ----------
 Total Distributions ............     ( 0.63)       ( 0.80)         -                 -
                                    --------      --------     -------       ----------
Net asset value, end of
 period .........................   $ 20.32       $ 17.46      $ 15.67       $    14.15
                                    ========      ========     =======       ==========
Total Return ....................    20.74   %     17.39   %    10.74%           ( 0.21%)
                                    ========      ========     =======       ==========
Ratios/Supplemental
 Data
Net assets, end of period
 (in thousands) .................  $  89,030     $  42,131     $12,667       $    7,987
Ratio of expenses to
 average net assets .............       2.64%         2.70%       2.72%            2.79%(a)
Ratio of expenses to
 average net assets
 excluding waiver ...............       2.64%         2.70%       2.79%            3.93%(a)
Ratio of net investment
 income (loss) to
 average net assets .............     ( 0.68%)      ( 0.91%)   ( 0.40%)          ( 0.82%)(a)
Portfolio turnover rate .........        128%          130%       155%                2%
Average commission rate
 on portfolio
 transactions ................... $   0.0319    $   0.0320          -                 -
                                  ==========    ==========     =======       ==========



                                       Mentor Quality Income Portfolio
                                  -----------------------------------------
                                      Year        Year           Year
                                     Ended        Ended          Ended
                                    9/30/94      9/30/93      9/30/92***
                                  ----------- ------------ ----------------
Per Share Operating
 Performance
Net asset value,
 beginning of period ............  $ 14.06     $ 14.40        $   14.30
 Income from
  investment
  operations ....................
 Net investment income
  (loss) ........................    0.82         0.99             0.41
 Net realized and
  unrealized gain
  (loss) on
  investments ...................  ( 1.37)       ( 0.31)           0.10
                                   -------     --------       ---------
 Total from investment
  operations ....................  ( 0.55)        0.68             0.51
Less Distributions
 Distributions from net
  investment income .............  ( 0.75)       ( 0.99)         ( 0.41)
 Distributions in excess
  of net investment
  income ........................       -        ( 0.03)              -
 Distributions from
  capital gains .................       -             -               -
 Distributions in excess
  of capital gains ..............       -             -
                                   -------     --------
 Total Distributions ............  ( 0.75)       ( 1.02)         ( 0.41)
                                   -------     --------       ---------
Net asset value, end of
 period .........................  $ 12.76     $ 14.06        $   14.40
                                   =======     ========       =========
Total Return ....................  ( 3.97%)        4.86%           3.24%
                                   =======     ========       =========
Ratios/Supplemental
 Data
Net assets, end of period
 (in thousands) .................  $77,888     $127,346       $  65,661
Ratio of expenses to
 average net assets .............    1.88%         1.54%           0.83%(a)
Ratio of expenses to
 average net assets
 excluding waiver ...............    1.90%         1.72%           1.67%(a)
Ratio of net investment
 income (loss) to
 average net assets .............    6.21%         6.81%           7.53%(a)
Portfolio turnover rate .........     455%          102%              9%
Average commission rate
 on portfolio
 transactions ...................       -             -               -
                                   =======     ========       =========

---------
 * Reflects operations for the period from May 24, 1993 (commencement of operations) to September 30, 1993.
** Reflects operations for the period from March 29, 1994 (commencement of operations) to September 30, 1994.
*** Reflects operations for the period from April 29, 1992 (commencement of operations) to September 30, 1992.
(a) Annualized.

                                                                   Mentor Municipal Income Portfolio
                                                    ----------------------------------------------------------------
                                                        Year         Year         Year         Year         Year
                                                        Ended        Ended        Ended        Ended        Ended
                                                       9/30/97      9/30/96      9/30/95      9/30/94      9/30/93
                                                    ------------ ------------ ------------ ------------ ------------
Per Share Operating Performance ...................
Net asset value, beginnning of period .............  $  15.05      $  14.95     $  14.43     $  16.06    $  14.78
 Income from investment operations
 Net investment income (loss) .....................      0.71         0.75         0.74          0.74        0.82
 Net realized and unrealized gain (loss)
  on investments ..................................      0.52         0.11         0.52       (  1.54)       1.32
                                                     --------      --------     --------     --------    --------
 Total from investment operations .................      1.23         0.86         1.26       (  0.80)       2.14
Less Distributions
 Distributions from net investment
  income ..........................................    (  0.71)     (  0.76)     (  0.74)     (  0.73)     (  0.82)
 Distributions in excess of net
  investment income ...............................          -            -            -            -      (  0.04)
 Distributions from capital gains .................    (  0.08)           -            -      (  0.10)           -
 Distributions in excess of capital gains .........          -            -            -            -            -
                                                     ---------     --------     --------     --------    ---------
 Total Distributions ..............................    (  0.79)     (  0.76)     (  0.74)     (  0.83)     (  0.86)
                                                     ---------     --------     --------     --------    ---------
Net asset value, end of period ....................  $  15.49      $  15.05     $  14.95     $  14.43    $  16.06
                                                     =========     ========     ========     ========    =========
Total Return ......................................       8.33%        5.87%        9.01%     (  5.34%)      15.27%
                                                     =========     ========     ========     ========    =========
Ratios/Supplemental Data ..........................
Net assets, end of period (in thousands) ..........  $  44,272     $ 37,191     $ 39,493     $ 46,157    $  50,976
Ratio of expenses to average net assets ...........       1.72%        1.74%        1.92%        1.74%       1.21
Ratio of expenses to average net assets
 excluding waiver .................................       1.72%        1.74%        1.92%        1.86%        1.89%
Ratio of net investment income (loss) to
 average net assets ...............................       4.60%        4.95%        5.07%        4.93%        5.42%
Portfolio turnover rate ...........................         59%          46%          43%          87%          88%
                                                     =========     ========     ========     ========    =========



                                                    Mentor Municipal
                                                          Income                        Mentor Short-Duration
                                                        Portfolio                         Income Portfolio
                                                    ----------------- ---------------------------------------------------------
                                                           Year           Year        Year         Period           Period
                                                          Ended          Ended       Ended          Ended            Ended
                                                        9/30/92***      9/30/97     9/30/96       9/30/95*        12/31/94**
                                                    ----------------- ----------- ----------- ---------------- ----------------
Per Share Operating Performance ...................
Net asset value, beginnning of period .............    $    14.29       $ 12.50     $ 12.67      $   12.18        $   12.50
 Income from investment operations
 Net investment income (loss) .....................          0.29         0.73        0.73            0.59             0.41
 Net realized and unrealized gain (loss)
  on investments ..................................          0.49         0.12       ( 0.17)          0.52           ( 0.29)
                                                       ----------       -------     -------      ---------        ---------
 Total from investment operations .................          0.78         0.85        0.56            1.11             0.12
Less Distributions
 Distributions from net investment
  income ..........................................       (  0.29)       ( 0.72)     ( 0.73)        ( 0.59)          ( 0.41)
 Distributions in excess of net
  investment income ...............................             -        ( 0.01)          -         ( 0.03)          ( 0.03)
 Distributions from capital gains .................             -             -           -              -                -
 Distributions in excess of capital gains .........             -             -           -              -                -
                                                       ----------       -------     -------      ---------        ---------
 Total Distributions ..............................       (  0.29)       ( 0.73)     ( 0.73)        ( 0.62)          ( 0.44)
                                                       ----------       -------     -------      ---------        ---------
Net asset value, end of period ....................    $    14.78       $ 12.62     $ 12.50      $   12.67        $   12.18
                                                       ==========       =======     =======      =========        =========
Total Return ......................................          5.28%         6.96%       4.53%          9.22%            0.95%
                                                       ==========       =======     =======      =========        =========
Ratios/Supplemental Data ..........................
Net assets, end of period (in thousands) ..........    $   24,265       $27,089     $24,517      $  19,871           17,144
Ratio of expenses to average net assets ...........          0.50%(a)      1.16%       1.16%          1.20%            1.29%(a)
Ratio of expenses to average net assets
 excluding waiver .................................          1.76%(a)      1.42%       1.56%          1.70%(a)         1.29%(a)
Ratio of net investment income (loss) to
 average net assets ...............................          5.80%(a)      5.70%       5.60%          5.04%(a)         4.90%(a)
Portfolio turnover rate ...........................             0%           75%        411%           126%             166%
                                                       ==========       =======     =======      =========        =========

---------
  * For the period from January 1, 1995 to September 30, 1995.
 ** Reflects operations for the period from April 29, 1994 (commencement of operations) to December 31, 1994.
*** Reflects operations for the period from April 29, 1992 (commencement of operations) to September 30, 1992.
(a) Annualized.

                       INVESTMENT OBJECTIVES AND POLICIES

     Mentor Funds is offering shares of eight different diversified Portfolios by this Prospectus with varying investment objectives and policies. There can, of course, be no assurance that any Portfolio will achieve its investment objective. The differences in objectives and policies among the Portfolios can be expected to affect the investment return of each Portfolio and the degree of market and financial risk of an investment in each Portfolio. For a discussion of certain investment practices in which the Portfolios may engage, and the risks they may entail, see "Other Investment Practices" below. The investment objectives of the Portfolios, other than those of the Strategy Portfolio and the Short-Duration Income Portfolio, are fundamental policies and may not be changed without shareholder approval. Except for the investment policies designated in this Prospectus or the Statement of Additional Information as fundamental, the investment policies described herein are not fundamental and may be changed by the Trustees without shareholder approval.

     Any percentage limitation on a Portfolio's investments will apply only at the time of investment; a Portfolio would not be considered to have violated any such limitation, unless an excess or deficiency occurs or exists immediately after and as a result of an investment. In addition, a Portfolio will not necessarily dispose of a security when its rating is reduced below any applicable minimum rating, although the investment adviser or sub-adviser of the Portfolio will monitor the investment to determine whether continued investment in the security will assist in meeting the Portfolio's investment objective.

     Mentor Investment Advisors, LLC ("Mentor Advisors") is the investment adviser to each of the Portfolios other than the Mentor Perpetual Global Portfolio. Mentor Perpetual Advisors, LLC ("Mentor Perpetual") is the investment adviser to the Global Portfolio.


Mentor Growth Portfolio

     The Growth Portfolio's investment objective is long-term capital growth. Although the Portfolio may receive current income from dividends, interest, and other sources, income is only an incidental consideration.

     The Portfolio attempts to achieve long-term capital growth by investing in a diversified portfolio of securities. Under normal circumstances at least 75% of the Portfolio's assets will be invested in common stocks of companies domiciled or located in the United States. Although the Portfolio may invest in companies of any size, the Portfolio invests principally in common stocks of small to mid-sized companies. The Portfolio invests in companies that, in the opinion of Mentor Advisors, have demonstrated earnings, asset values, or growth potential not yet reflected in their market price. A key indication of such undervaluation considered by Mentor Advisors is earnings growth which is above average compared to the S&P 500 Index. Other important factors in selecting investments include a strong balance sheet and product leadership in niche markets. Mentor Advisors believes that such investments may offer better than average potential for long-term capital growth.

     Small and mid-size companies may present greater opportunities for capital growth than do larger companies because of high potential earnings growth, but may also involve greater risk. They may have limited product lines, markets, or financial resources, or may depend on a limited management group. Their securities may trade less frequently and in limited volume, and only in the over-the-counter market or on a regional securities exchange. As a result, these securities may change in value more than those of larger, more established companies.

Mentor Capital Growth Portfolio

     The investment objective of the Capital Growth Portfolio is to provide long-term appreciation of capital. The Portfolio may invest in a wide variety of securities which Mentor Advisors believes offers the potential for capital appreciation over both the intermediate and long term. The Portfolio does not invest for current income.

     The Portfolio invests primarily in common stocks of companies believed by Mentor Advisors to have the potential for capital appreciation. The Portfolio may invest without limit in preferred stocks, investment-grade bonds, convertible preferred stocks, convertible debentures, and any other class or type of security Mentor Advisors believes offers the potential for capital appreciation. In selecting investments, Mentor Advisors will attempt to identify securities it believes will provide capital appreciation over the intermediate or long term due to changes in the financial condition of issuers, changes in financial conditions generally, or other factors. The Portfolio also may invest in fixed-income securities, and cash or money market investments, for temporary defensive purposes.


Mentor Strategy Portfolio

     The Strategy Portfolio's investment objective is to seek high total return on its investments. In seeking to achieve this objective, Mentor Advisors actively allocates the Portfolio's assets among the major asset categories of equity securities, fixed-income securities, and money market instruments. The Portfolio will normally invest some portion of its assets in each asset category, but may invest without limit in any asset category. Total return consists of current income (including dividends, interest, and, in the case of discounted instruments, discount accruals) and capital appreciation (including realized and unrealized capital gains and losses).

     Mentor Advisors believes that the Portfolio has the potential to achieve above-average investment returns at comparatively lower risk by actively allocating its resources among the equity, debt, and money market sectors of the market as opposed to relying solely on just one market sector. For example, Mentor Advisors may at times believe that the equity market holds a higher potential for total return than the debt market and that a relatively large portion of the Portfolio's assets should be allocated to the equity market sector. The reverse would be true at times when Mentor Advisors believes that the potential for total return in the bond market is greater than that in the equity market. Mentor Advisors might also allocate the Portfolio's investments to short-term bonds and money market instruments in order to earn current return and to reduce the potential adverse effect of declines in the bond and equity markets. After determining the portions of the Portfolio's assets to be invested in the various market sectors, Mentor Advisors attempts to select the securities of companies within those sectors offering potential for above-average total return. The achievement of the Portfolio's investment objective depends upon, among other things, the ability of Mentor Advisors to assess correctly the effects of economic and market trends on different sectors of the market. The Portfolio's investments may include both securities of U.S. issuers and securities traded principally in foreign markets. The Portfolio may invest without limit in foreign securities. See "Other Investment Practices - Foreign Securities" for a description of risks associated with investments in such securities.

     Within the equity sector, Mentor Advisors actively allocates the Portfolio's assets to those industries and issuers it expects to benefit from major market trends or which it otherwise believes offer the potential for above-average total return. The Portfolio may purchase equity securities (including convertible debt obligations and convertible preferred stock) sold on the New York, American, and other U.S. or foreign stock exchanges and in the over-the-counter market.

     Within the fixed-income sector, Mentor Advisors seeks to maximize the return on its investments by adjusting maturities and coupon rates as well as by exploiting yield differentials among different types of investment-grade securities. The Portfolio may invest in debt securities of any maturity, preferred stocks, and other fixed-income instruments, including, for example, U.S. Government securities and corporate debt securities (including zero-coupon securities). A substantial portion of the Portfolio's investments in the fixed-income sector may be in mortgage-backed securities, including collateralized mortgage obligations ("CMOs") and certain other stripped mortgage-backed securities, which have certain special risks. See "Other Investment Practices - Mortgage-backed securities; other asset-backed securities" for a description of these risks. The Portfolio will only invest in debt securities which are rated at the time of purchase Baa or better by Moody's Investors Service, Inc. ("Moody's") or BBB or better by Standard & Poor's ("S&P") or, if unrated, are deemed by Mentor Advisors to be of comparable quality. While bonds rated Baa or BBB are considered to be of investment grade, they have speculative characteristics as well. A description of securities ratings is contained in the Appendix to this Prospectus.

     The money market portion of the Portfolio will contain short-term fixed-income securities issued by private and governmental institutions. Such securities may include, for example, U.S. Government securities; bank obligations; Eurodollar certificates of deposit issued by foreign branches of domestic banks; obligations of savings institutions; fully insured certificates of deposit; and commercial paper rated within the two highest grades by S&P or the highest grade by Moody's or, if not rated, issued by a company having an outstanding debt issue rated at least Aa by Moody's or AA by S&P.


Mentor Income and Growth Portfolio
Sub-Adviser: Wellington Management Company, LLP

     The investment objective of the Income and Growth Portfolio is to provide a conservative combination of income and growth of capital consistent with capital protection. The Portfolio invests in a diversified portfolio of equity securities of companies Wellington Management Company, LLP ("Wellington Management") believes exhibit sound fundamental characteristics and in investment-grade fixed-income securities and U.S. Government securities, as described below.

     Wellington Management will manage the allocation of assets among asset classes based upon its analysis of economic conditions, relative fundamental values and the attractiveness of each asset class, and expected future returns of each asset class. The Portfolio will normally have some portion of its assets invested in each asset class at all times but may invest without limit in any asset class.

     The Portfolio may invest in a wide variety of equity securities, such as common stocks and preferred stocks, as well as debt securities convertible into equity securities or that are accompanied by warrants or other equity securities. In selecting equity investments, Wellington Management will attempt to identify securities it believes are conservatively valued. Within the equity asset class, the Portfolio seeks to achieve long-term appreciation of capital and a moderate income level by selecting investments in out-of-favor companies with sound fundamentals. These decisions are based primarily on Wellington Management's fundamental research and security valuations.

     Within the fixed-income asset class, Wellington Management seeks to invest in a portfolio that provides as high a level of current income as is consistent with prudent investment risk. The Portfolio may invest in debt securities of any maturity, preferred stocks, and other fixed-income instruments, including, for example, U.S. Government securities, corporate debt securities (including zero-coupon securities) and debt securities issued by foreign governments and by companies located outside the United States. The Portfolio will only invest in debt securities which are rated at the time of purchase Baa or better by Moody's or BBB or better by S&P or which, if unrated, are deemed by Wellington Management to be of comparable quality. While fixed-income securities rated Baa or BBB are considered to be of investment grade, they have speculative characteristics as well. A description of securities ratings is contained in the Appendix to this Prospectus.

     The Portfolio may invest up to 10% of its assets in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests in real estate. The Portfolio will limit its investment in real estate investment trusts to 10% of its total assets. Such investments may involve many of the risks of direct investment in real estate, such as declines in the value of real estate, risks related to general and local economic conditions, and adverse changes in interest rates. Other risks associated with real estate investment trusts include lack of diversification, borrower default, and voluntary liquidation.


Mentor Perpetual Global Portfolio

     The investment objective of the Global Portfolio is to seek long-term growth of capital through a diversified portfolio of marketable securities made up primarily of equity securities, including common stocks, preferred stocks, securities convertible into common stocks, and warrants. The Portfolio may also invest in debt securities and other fixed-income securities of private or governmental issuers (including zero-coupon securities) which Mentor Perpetual believes to be consistent with the Portfolio's objective.

     It is expected that the Portfolio's investments will normally be spread broadly around the world, although (except as described in the next sentence) there is no limit on the amount of the Portfolio's assets that may be invested in any single country. Under normal circumstances, the Portfolio will invest at least 65% of the value of its total assets in securities of at least three countries, one of which may be the United States. The Portfolio may invest all of its assets in securities of issuers outside the United States, and for temporary defensive purposes may at times invest all of its assets in securities of U.S. issuers. To the extent that the Portfolio invests a substantial portion of its assets in securities of issuers located in a single country, it will be more susceptible to adverse economic, business, political, or regulatory conditions in or affecting that country than if it were to invest in a geographically more diverse portfolio. The Portfolio may invest in closed-end investment companies holding foreign securities. The Portfolio also may hold a portion of its assets in cash or cash equivalents, including foreign and domestic money market instruments.

     It is likely that, at times, a substantial portion of the Portfolio's assets will be invested in securities of issuers in emerging markets, including under-developed and developing nations. Investments in emerging markets are subject to the same risks applicable to foreign investments generally although those risks may be increased due to conditions in such markets. For example, the securities markets and legal systems in emerging markets may only be in a developmental stage and may provide few, or none, of the advantages or protections of markets or legal systems available in more developed countries. Although many of the securities in which the Portfolio may invest are traded on securities exchanges, they may trade in limited volume, and the exchanges may not provide all of the conveniences or protections provided by securities exchanges in more developed markets.

The Portfolio may also invest a substantial portion of its assets in securities traded in the over-the-counter markets and not on any exchange, which may affect the liquidity of the investment and expose the Portfolio to the credit risk of its counterparties in trading those investments. See "Other Investment Practices - Foreign securities."

     Mentor Perpetual may seek investment opportunities in securities of large, widely traded companies as well as securities of small, less well known companies. Small companies may present greater opportunities for investment return, but may also involve greater risk. They may have limited product lines, markets, or financial resources, or may depend on a limited management group. Their securities may trade less frequently and in limited volume. As a result the prices of these securities may fluctuate more than prices of securities of larger, more established companies.

     Except as described below, debt and fixed-income securities in which the Portfolio may invest will be investment grade securities or those of equivalent quality as determined by Mentor Perpetual. The Portfolio may invest up to 5% of its total assets in debt securities rated Baa or below by Moody's, or BBB or below by S&P, or deemed by Mentor Perpetual to be of comparable quality, and may invest in securities rated as low as C by Moody's or D by S&P. Securities rated Baa or BBB lack outstanding investment characteristics and have speculative characteristics and are subject to greater credit and market risks than higher-rated securities. Securities rated below investment grade are commonly referred to as "junk bonds" and are predominately speculative. Securities rated D may be in default with respect to payment of principal or interest. A description of securities ratings is contained in the Appendix to this Prospectus.


Mentor Quality Income Portfolio

     The Quality Income Portfolio's investment objective is to seek high current income consistent with what Mentor Advisors believes to be prudent risk. The Portfolio may invest in debt securities, including both U.S. Government and corporate obligations, and in other income-producing securities, including preferred stocks and dividend-paying common stocks. The Portfolio may also hold a portion of its assets in cash or money market instruments.

     The Portfolio will normally invest at least 80% of its assets in U.S. Government securities and in other securities rated at least A by Moody's or S&P, or at a comparable rating by another nationally recognized rating organization, or, if unrated, determined by Mentor Advisors to be of comparable quality. The Portfolio may invest the remaining 20% of its assets in lower-rated securities, including securities rated below investment grade (or, if unrated, determined by Mentor Advisors to be of comparable quality). Securities rated below investment grade are considered to be of poor standing and predominantly speculative. Assurance of interest and principal payments or of maintenance of other terms of the securities' contract over any long period of time may be small. The Portfolio will not invest more than 10% of its assets in securities rated Ca or below by Moody's or CC or below by Standard & Poor's. See "Other Investment Practices - Lower-rated securities." A description of securities ratings is contained in the Appendix to this Prospectus.

     Mentor Advisors may take full advantage of the entire range of maturities of the securities in which the Portfolio may invest and may adjust the average maturity of the Portfolio's securities from time to time, depending on its assessment of relative yields on securities of different maturities and expectations of future changes in interest rates. The Portfolio may invest any portion of its assets in mortgage-backed certificates and other securities representing ownership interests in mortgage pools, including CMOs and certain stripped mortgage-backed securities (including certain "residual" interests), and in other asset-backed securities which involve certain risks. The Portfolio may also invest any portion of its assets in securities representing secured or unsecured interests in other types of assets, such as automobile finance or credit card receivables. See "Other Investment Practices
- Mortgage-backed securities; other asset-backed securities" and " - Other mortgage-related securities" below.

     The Portfolio may borrow money to invest in additional securities; this practice involves risks. See "Other Investment Practices - Leverage," below. The Portfolio may also engage in a variety of interest rate transactions, including swaps, caps, floors, and collars. See "Other Investment Practices - Interest rate transactions" below for a description of risks associated with these transactions.


Mentor Municipal Income Portfolio
Sub-Adviser: Van Kampen American Capital Management, Inc.

     The investment objective of the Municipal Income Portfolio is to provide investors with a high level of current income exempt from federal regular income tax, consistent with preservation of capital. Under normal market conditions, the Portfolio will invest at least 80% of its total assets in tax-exempt municipal securities rated investment grade, or deemed by Van Kampen American Capital Management, Inc. ("Van Kampen") to be of comparable quality. The Portfolio may invest a substantial portion of its assets in municipal securities that pay interest that is a tax preference item under the federal alternative minimum tax. The Portfolio may not be a suitable investment for investors who are already subject to federal alternative minimum tax or who would become subject to federal alternative minimum tax as a result of an investment in the Portfolio.

     Tax-exempt municipal securities are debt obligations issued by or on behalf of the governments of states (including the District of Columbia) and United States territories or possessions, and their political subdivisions, agencies, and instrumentalities, and certain interstate agencies, the interest on which, in the opinion of bond counsel, is exempt from federal income tax. The Portfolio may also invest up to 10% of its assets in tax-exempt money market funds, which will be considered tax-exempt municipal securities for this purpose.

     Up to 20% of the Portfolio's total assets may be invested in tax-exempt municipal securities rated between BB and B- by S&P or between Ba and B3 by Moody's (or equivalently rated short-term obligations) and unrated tax-exempt securities that Van Kampen considers to be of comparable quality. These securities are below investment grade and are considered to be of poor standing and predominantly speculative. Assurance of interest and principal payments or of maintenance of other terms of the securities' contract over any long period of time may be small. The Portfolio will not invest in securities rated below B- by S&P or below B3 by Moody's at the time of purchase. See "Other Investment Practices - Lower-rated securities." A description of securities ratings is contained in the Appendix to this Prospectus. The Portfolio may hold a portion of its assets in cash or money market instruments.

     The two principal classifications of municipal securities are "general obligation" and "special revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. Special revenue bonds are usually payable only from the revenues derived from a particular facility or class of facilities or from the proceeds of a special excise tax or other specific revenue source and generally are not payable from the unrestricted revenues of an issuer. Industrial development bonds and private activity bonds are usually special revenue bonds, the credit quality of which is normally directly related to the credit standing of the private user involved.

     There are, in addition, a variety of hybrid and special types of municipal securities, including variable rate securities, municipal notes, and municipal leases. Variable rate securities bear rates of interest that are adjusted periodically according to formulae intended to minimize fluctuation in values of the instruments. Municipal notes include tax, revenue, and bond anticipation notes of short maturities, generally less than three years, which are issued to obtain temporary funds for various public purposes. Municipal leases are obligations issued by state and local governments or authorities to finance the acquisition of equipment and facilities and may be considered illiquid. They may take the form of a lease, an installment purchase contract, a conditional sales contract, or a participation certificate on any of the above. No more than 5% of the net assets of the Portfolio will be invested in municipal leases. A more detailed description of the types of municipal securities in which the Portfolio may invest is included in the Statement of Additional Information.

     Concentration. The Portfolio generally will not invest more than 25% of its total assets in any one industry. Governmental issuers of municipal securities are not considered part of any "industry." However, municipal securities backed only by the assets and revenues of nongovernmental users may for this purpose be deemed to be issued by such nongovernmental users, and the 25% limitation would apply to such obligations. The Portfolio may invest more than 25% of its assets in a broader segment of the municipal securities market, such as revenue obligations of hospitals and other health care facilities, housing agency revenue obligations, or airport revenue obligations, if Van Kampen determines that the yields available from obligations in a particular segment of the market justify the additional risks associated with such concentration. Although such obligations could be supported by the credit of governmental users, or by the credit of nongovernmental users engaged in a number of industries, economic, business, political, and other developments generally affecting the revenues of such users (for example, proposed legislation or pending court decisions affecting the financing of such projects and market factors affecting the demand for their services or products) may have a general adverse effect on all municipal securities in such a market segment. The Portfolio reserves the right to invest more than 25% of its assets in industrial development or private activity bonds or in issuers located in any individual state, although Van Kampen has no present intention to invest more than 25% of the Portfolio's assets in issuers located in the same state. If the Portfolio were to invest more than 25% of its assets in issuers located in one state, it would be more susceptible to adverse economic, business, or regulatory conditions in or affecting that state than if it were to invest in a geographically more diverse portfolio.


Mentor Short-Duration Income Portfolio

     The Short-Duration Income Portfolio's investment objective is to seek current income. As a secondary objective, the Portfolio seeks preservation of capital, to the extent consistent with its objective of current income. The Portfolio will normally invest at least 65% of its assets in debt securities with a "duration" of three years or less. The Portfolio may invest in U.S. Government securities and debt obligations of private issuers and in preferred stocks and dividend-paying common stocks, and may hold a portion of its assets in cash or money market instruments.

     The Portfolio may invest any portion of its assets in mortgage-backed certificates and other securities representing ownership interests in mortgage pools, including CMOs and certain other stripped mortgage-backed securities (including certain "residual" interests). The Portfolio may also invest any portion of its assets in securities representing secured or unsecured interests in other types of assets, such as automobile finance or credit card receivables. See "Other Investment Practice - Mortgage-backed securities; other asset-backed securities" and " - Other mortgage-related securities" below for a description of these securities and risks they may entail.

     Traditionally, a debt security's "term to maturity" has been used to evaluate the sensitivity of the security's price to changes in interest rates (the security's interest-rate "volatility"). However, a security's term to maturity measures only the period of time until the last payment of principal or interest on the security, and does not take into account the timing of the various payments of principal or interest to be made prior to the instrument's maturity. By contrast, "duration" is a measure of the full stream of payments to be received on a debt instrument, including both interest and principal payments, based on their present values. Duration measures the periods of time between the present time and the time when the various interest and principal payments are scheduled or, in the case of a callable bond, expected to be received, and weights them by their present values.

     There are some situations where even the standard duration calculation does not properly reflect the interest-rate volatility of a security. For example, floating and variable rate securities often have final maturities of ten years or more; however, their interest-rate volatility is determined based principally on the period of time until their interest rates are reset and on the terms on which they may be reset. Another example where a security's interest-rate volatility is not properly measured by its duration is the case of mortgage-related securities. The stated final maturity of such securities may be up to 30 years, but the actual cash flow on the securities will be determined by the anticipated prepayment rates on the underlying mortgage loans. Therefore, the duration of such a security can change if anticipated prepayment rates change. In these and other similar situations, Mentor Advisors will estimate a security's duration using sophisticated analytical techniques that take into account such factors as the expected prepayment rate on the security and how the prepayment rate might change under various market conditions, although there can be no assurance that any such estimation will accurately predict actual prepayment rates or their effect on the volatility or value of a security.

     The Portfolio will invest primarily in debt securities and preferred stocks of investment grade and, under normal market conditions, the Portfolio will seek to maintain a portfolio of securities with a dollar-weighted average rating of Baa/BBB or better. A security will be considered to be of "investment grade" if, at the time of investment by the Portfolio, it is rated at least Baa3 by Moody's or BBB- by S&P or the equivalent by another nationally recognized rating organization or, if unrated, determined by Mentor Advisors to be of comparable quality. Securities rated Baa or BBB lack outstanding investment characteristics and have speculative characteristics and are subject to greater credit and market risks than higher-rated securities.

     The Portfolio may invest up to 20% of its assets in securities rated below investment grade (or, if unrated, determined by Mentor Advisors to be of comparable quality). Securities rated below investment grade are considered to be of poor standing and predominantly speculative. Assurance of interest and principal payments or of maintenance of other terms of the securities' contract over any long period of time may be small. The Portfolio will not invest more than 10% of its assets in securities rated below Ca by Moody's or CC by Standard & Poor's. See "Other Investment Practices - Lower-rated securities." A description of securities ratings is contained in the Appendix to this Prospectus.

     The Portfolio may borrow money to invest in additional securities; this practice involves risks. See "Other Investment Practices - Leverage," below. The Portfolio may also engage in a variety of interest rate transactions, including swaps, caps, floors, and collars. See "Other Investment Practices - Interest rate transactions" below for a description of risks associated with these transactions.


                           OTHER INVESTMENT PRACTICES

     Each of the Portfolios (except as noted below) may engage in the other investment practices described below. See the Statement of Additional Information for a more detailed description of these practices and certain risks they may involve.

     Mortgage-backed securities; other asset-backed securities. Each of the Strategy, Short-Duration Income, Quality Income, and Income and Growth Portfolios may invest in mortgage-backed certificates and other securities representing ownership interests in mortgage pools, including CMOs and, in the case of the Quality Income and Short-Duration Income Portfolios, "residual" interests therein (described more fully below). Interest and principal payments on the mortgages underlying mortgage-backed securities are passed through to the holders of the mortgage-backed securities. Mortgage-backed securities currently offer yields higher than those available from many other types of fixed-income securities but because of their prepayment aspects, their price volatility and yield characteristics will change based on changes in prepayment rates. As a result, mortgage-backed securities are less effective than other securities as a means of "locking in" long-term interest rates. Generally, prepayment rates increase if interest rates fall and decrease if interest rates rise. For many types of mortgage-backed securities, this can result in unfavorable changes in price and yield characteristics in response to changes in interest rates and other market conditions. For example, as a result of their prepayment aspects, mortgage-backed securities have less potential for capital appreciation during periods of declining interest rates than other fixed-income securities of comparable maturities, although such obligations may have a comparable risk of decline in market value during periods of rising interest rates.

     Mortgage-backed securities have yield and maturity characteristics that are dependent upon the mortgages underlying them. Thus, unlike traditional debt securities, which may pay a fixed rate of interest until maturity when the entire principal amount comes due, payments on these securities may include both interest and a partial payment of principal. In addition to scheduled loan amortization, payments of principal may result from the voluntary prepayment, refinancing, or foreclosure of the underlying mortgage loans. Such prepayments may significantly shorten the effective durations of mortgage-backed securities, especially during periods of declining interest rates. Similarly, during periods of rising interest rates, a reduction in the rate of prepayments may significantly lengthen the effective durations of such securities.

     Each of the Strategy, Short-Duration Income, and Quality Income Portfolios may invest in stripped mortgage-backed securities. Stripped mortgage-backed securities are usually structured with two classes that receive different portions of the interest and principal distributions on a pool of mortgage assets. A Portfolio may invest in both the interest-only - or "IO" - class and the principal-only - or "PO" - class. The yield to maturity and price of an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Portfolio's net asset value. This would typically be the case in an environment of falling interest rates. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Portfolio may under some circumstances fail to fully recoup its initial investment in these securities. Conversely, POs tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The secondary market for stripped mortgage-backed securities may be more volatile and less liquid than that for other mortgage-backed securities, potentially limiting a Portfolio's ability to buy or sell those securities at any particular time.

     Certain mortgage-backed securities held by the Portfolios may permit the issuer at its option to "call," or redeem, its securities. If an issuer were to redeem securities held by a Portfolio during a time of declining interest rates, the Portfolio may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.

     Each of the Quality Income, Short-Duration Income, Income and Growth, and Strategy Portfolios may invest in securities representing interests in other types of financial assets, such as automobile-finance receivables or credit-card receivables. Such securities may or may not be secured by the receivables themselves or may be unsecured obligations of their issuers. The ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited. For example, the laws of certain states may prevent or restrict repossession of collateral from a debtor.

     The Quality Income and Short-Duration Income Portfolios may also invest in other types of mortgage-related securities, including any securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans or real property, including collateralized mortgage obligation "residual" interests. "Residual" interests represent the right to any excess cash flow remaining after all other payments are made among the various tranches of interests issued by structured mortgage-backed vehicles. The values of such interests are extremely sensitive to changes in interest rates and in prepayment rates on the underlying mortgages. In the event of a significant change in interest rates or other market conditions, the value of an investment by the Portfolio in such interests could be substantially reduced and the Portfolio may be unable to dispose of the interests at prices approximating the values the Portfolio had previously assigned to them or to recoup its initial investment in the interests. The Portfolios may invest in new types of mortgage-related securities that may be developed and marketed from time to time. If any of the Portfolios were to invest in such newly developed securities, shareholders would, where appropriate, be notified and this Prospectus would be revised accordingly.

     Mortgage-backed securities and other asset-backed securities are "derivative" securities and present certain special risks. The Portfolios may invest in a wide variety of such securities, including mortgage-backed and other asset-backed securities that will pay principal or interest only under certain circumstances, or in amounts that may increase or decrease substantially depending on changes in interest rates or other market factors. Such securities may experience extreme price volatility in response to changes in interest rates or other market factors; this may be especially true in the case of securities where the amounts of principal or interest paid, or the timing of such payments, varies widely depending on prevailing interest rates.

     A Portfolio's investment adviser or sub-adviser may not be able to obtain current market quotations for certain mortgage-backed or asset-backed securities at all times, or to obtain market quotations believed by it to reflect the values of such securities accurately. In such cases, a Portfolio's investment adviser or sub-adviser may be required to estimate the value of such a security using quotations provided by pricing services or securities dealers making a market in such securities, or based on other comparable securities or other bench-mark securities or interest rates. Mortgage-backed and other asset-backed securities in which a Portfolio may invest may be highly illiquid, and a Portfolio may not be able to sell such a security at a particular time or at the value it has placed on that security.

     In calculating the value and duration of mortgage-backed or other asset-backed securities, a Portfolio's investment adviser or sub-adviser will be required to estimate the extent to which the values of the securities are likely to change in response to changes in interest rates or other market conditions, and the rate at which prepayments on the underlying mortgages or other assets are likely to occur under different scenarios. There can be no assurance that a Portfolio's investment adviser or sub-adviser will be able to predict the amount of principal or interest to be paid on any security under different interest rate or market conditions or that its predictions will be accurate, nor can there be any assurance that a Portfolio will recover the entire amount of the principal paid by it to purchase any such securities.

     Zero-coupon bonds. Each of the Global, Income and Growth, Municipal Income, Quality Income, Short-Duration Income, and Strategy Portfolios may at times invest in so-called "zero-coupon" bonds. Zero-coupon bonds are issued at a significant discount from face value and pay interest only at maturity rather than at intervals during the life of the security. Because zero-coupon bonds do not pay current interest, their value is subject to greater fluctuation in response to changes in market interest rates than bonds that pay interest currently. Zero-coupon bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds that pay interest currently. Even though such bonds do not pay current interest in cash, a Portfolio is nonetheless required for federal income tax purposes to accrue interest income on such investments and to distribute such amounts at least annually to shareholders. Thus, a Portfolio could be required at times to liquidate other investments in order to satisfy this distribution requirement.

     Premium securities. The Portfolios may at times invest in securities bearing coupon rates higher than prevailing market rates. Such "premium" securities are typically purchased at prices greater than the principal amount payable on maturity. Although a Portfolio generally amortizes the amount of any such premium into income, the Portfolio may recognize a capital loss if such premium securities are called or sold prior to maturity and the call or sale price is less than the purchase price. Additionally, a Portfolio may recognize a capital loss if it holds such securities to maturity.

     Lower-rated securities (Quality Income, Municipal Income, and Short-Duration Income Portfolios). Investors should carefully consider their ability to assume the risks of owning shares of a mutual fund that invests in lower-rated securities (sometimes referred to as "junk bonds") before making an investment in the Quality Income, Municipal Income, or Short Duration Income Portfolio. The lower ratings of lower-rated securities held by a Portfolio reflect a greater possibility that adverse changes in the financial condition of the issuer, or in general economic conditions, or both, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal. The inability (or perceived inability) of issuers to make timely payment of interest and principal would likely make the values of securities held by a Portfolio more volatile and could limit a Portfolio's ability to sell its securities at prices approximating the values the Portfolio had placed on such securities. It is possible that legislation may be adopted in the future limiting the ability of certain financial institutions to purchase lower-rated securities; such legislation may adversely affect the liquidity of such securities. In the absence of a liquid trading market for securities held by it, a Portfolio may be unable at times to establish the fair market value of such securities. The rating assigned to a security by Moody's or Standard & Poor's does not reflect an assessment of the volatility of the security's market value or of the liquidity of an investment in the security. For more information about the rating services' descriptions of lower-rated securities, see the Appendix to this Prospectus.

     Like those of other fixed-income securities, the values of lower-rated securities fluctuate in response to changes in interest rates. Thus, a decrease in interest rates will generally result in an increase in the value of a Portfolio's assets. Conversely, during periods of rising interest rates, the value of a Portfolio's assets will generally decline. In addition, the values of such securities are also affected by changes in general economic conditions and business conditions affecting the specific industries of their issuers. Changes by recognized rating services in their ratings of any fixed-income security and in the ability of an issuer to make payments of interest and principal may also affect the values of these investments. Changes in the values of portfolio securities generally will not affect cash income derived from such securities, but will affect a Portfolio's net asset value. A Portfolio will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase, although Mentor Advisors or Van Kampen, as the case may be, will monitor the investment to determine whether continued investment in the security will assist in meeting a Portfolio's investment objectives.

     Issuers of lower-rated securities are often highly leveraged, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. In addition, such issuers may not have more traditional methods of financing available to them, and may be unable to repay debt at maturity by refinancing. The risk of loss due to default in payment of interest or principal by such issuers is significantly greater because such securities frequently are unsecured and subordinated to the prior payment of senior indebtedness. Certain of the lower-rated securities in which a Portfolio may invest are issued to raise funds in connection with the acquisition of a company, in so-called "leveraged buy-out" transactions. The highly leveraged capital structure of such issuers may make them especially vulnerable to adverse changes in economic conditions.

     A Portfolio may invest in lower-rated securities which trade infrequently or in more limited volume than higher-rated securities (including illiquid securities), or which are restricted as to resale. In addition, a substantial portion of a Portfolio's assets may at times be invested in securities as to which the Portfolio, by itself or together with other accounts managed by Mentor Advisors and its affiliates (or by Van Kampen and its affiliates, as the case may be), holds a major portion or all of such securities, which may limit the liquidity of such securities. A Portfolio could find it difficult or impossible to sell illiquid securities when Mentor Advisors or Van Kampen, as the case may be, believes it advisable to do so or may be able to sell such securities only at prices lower than if such securities were more widely held. In many cases, such securities may be purchased in private placements and, accordingly, will be subject to restrictions on resale as a matter of contract or under securities laws. Under such circumstances, it may also be more difficult to determine the fair value of such securities for purposes of computing a Portfolio's net asset value. In order to enforce its rights in the event of a default under securities in cases where a Portfolio holds a major portion or all of the outstanding issue, a Portfolio may be required to take possession of and manage assets securing the issuer's obligations on such securities, which may increase the Portfolio's operating expenses and adversely affect the Portfolio's net asset value. A Portfolio may also be limited in its ability to enforce its rights and may incur greater costs in enforcing its rights in the event an issuer becomes the subject of bankruptcy proceedings.

     A Portfolio may at times invest in so-called "zero-coupon" bonds and "payment-in-kind" bonds. Zero-coupon bonds are issued at a significant discount from face value and pay interest only at maturity rather than at intervals during the life of the security. Payment-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. Because zero-coupon bonds do not pay current interest, their value is subject to greater fluctuation in response to changes in market interest rates than bonds that pay interest currently. Both zero-coupon and payment-in-kind bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds that pay interest currently. Even though such bonds do not pay current interest in cash, a Portfolio is nonetheless required for Federal income tax purposes to accrue interest income on such investments and to distribute such amounts at least annually to shareholders. Thus, a Portfolio could be required at times to liquidate other investments in order to satisfy this distribution requirement.

     Certain securities held by a Portfolio may permit the issuer at its option to "call," or redeem, its securities. If an issuer were to redeem securities held by a Portfolio during a time of declining interest rates, the Portfolio may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.

     A Portfolio may at times invest in securities bearing coupon rates higher than prevailing market rates. Such "premium" securities are typically purchased at prices greater than the principal amounts payable on maturity. A Portfolio does not amortize the premium paid for such securities in calculating its net investment income. Consequently, if such premium securities are called or sold prior to maturity, a Portfolio may recognize a capital loss to the extent the call or sale price is less than the purchase price. Additionally, a Portfolio will recognize a capital loss if its holds such securities to maturity.

     Mentor Advisors and Van Kampen seek to minimize the risks involved in investing in lower-rated securities through diversification and careful investment analysis. When a Portfolio invests in high yield securities in the lower rating categories, achievement of the Portfolio's goals depends more on its adviser's investment analysis than would be the case if the Portfolio were investing in securities in the higher rating categories.

     Options and futures. Each of the Portfolios may buy and sell put and call options on securities it owns or plans to purchase to hedge against changes in net asset value or to realize a greater current return. In addition, through the purchase and sale of futures contracts and related options, each of the Portfolios may at times seek to hedge against fluctuations in net asset value. In addition, to the extent consistent with applicable law, the Portfolios may buy and sell futures contracts and related options to increase investment return. The Strategy Portfolio may also buy and sell options and futures contracts (including index options and futures contracts) to implement changes in its asset allocations among various market sectors, pending the sale of its existing investments and reinvestments in new securities.

     Index futures and options. Each of the Portfolios may buy and sell index futures contracts ("index futures") and options on index futures and indices for hedging purposes (or may purchase warrants whose value is based on the value from time to time of one or more foreign securities indices). An "index futures" contract is a contract to buy or sell units of a particular bond or stock index at an agreed price on a specified future date. Depending on the change in value of the index between the time when a Portfolio enters into and terminates an index futures or option transaction, the Portfolio realizes a gain or loss. The Portfolios may also, to the extent consistent with applicable law, buy and sell index futures and options to increase investment return.

     Risks related to options and future strategies. Options and futures transactions involve costs and may result in losses. Certain risks arise because of the possibility of imperfect correlations between movements in the prices of futures and options and movements in the prices of the underlying security or index or of the securities held by a Portfolio that are the subject of a hedge. The successful use by a Portfolio of the strategies described above further depends on the ability of its investment adviser or sub-adviser to forecast market movements correctly. Other risks arise from a Portfolio's potential inability to close out futures or options positions. Although a Portfolio will enter into options or futures transactions only if its investment adviser or sub-adviser believes that a liquid secondary market exists for such option or futures contract, there can be no assurance that a Portfolio will be able to effect closing transactions at any particular time or at an acceptable price. Transactions in options and futures contracts involve brokerage costs and may require a Portfolio to segregate assets to cover its outstanding positions. For more information, see the Statement of Additional Information. Federal tax considerations may also limit a Portfolio's ability to engage in options and futures transactions.

     Each Portfolio's options and futures contract transactions will generally be conducted on recognized exchanges. However, a Portfolio may purchase and sell options in transactions in the over-the-counter markets. A Portfolio's ability to terminate options in the over-the-counter markets may be more limited than for exchange-traded options and may also involve the risk that securities dealers participating in such transactions would be unable to meet their obligations to the Portfolio. A Portfolio will, however, engage in over-the-counter transactions only when appropriate exchange-traded transactions are not appropriate and when, in the opinion of its investment adviser or sub-adviser, the pricing mechanism and liquidity of the over-the-counter markets are satisfactory and the participants are responsible parties likely to meet their contractual obligations.

     Securities loans and repurchase agreements. Each Portfolio, other than the Municipal Income Portfolio, may lend portfolio securities and may enter into repurchase agreements with banks, broker/dealers, and other recognized financial institutions. Each of the Strategy and Short-Duration Income Portfolios may enter into each type of transaction on up to 25% of its assets, and each of the Growth, Capital Growth, Global, Income and Growth, and Quality Income Portfolios may enter into each type of transaction on up to one-third of its assets. These transactions must be fully collateralized at all times, but involve some risk to a Portfolio if the other party should default on its obligations and the Portfolio is delayed or prevented from recovering the collateral.

     Leverage. The Short-Duration Income Portfolio and the Quality Income Portfolio may borrow money to invest in additional securities. Certain other Portfolios may engage in reverse repurchase agreements, forward commitments, and dollar-roll transactions described below and in the Statement of Additional Information, which may have the same economic effect as if the Portfolios had borrowed money.

     The use of borrowed money, known as "leverage," increases a Portfolio's market exposure and risk and may result in losses. When a Portfolio has borrowed money for leverage and its investments increase or decrease in value, its net asset value will normally increase or decrease more than if it had not borrowed money for this purpose. The interest that the Portfolio must pay on borrowed money will reduce its net investment income, and may also either offset any potential capital gains or increase any losses. The Portfolios currently intend to use leverage in order to adjust the dollar-weighted average duration of their portfolios. A Portfolio will not always borrow money for investment and the extent to which a Portfolio will borrow money, and the amount it may borrow, depends on market conditions and interest rates. Successful use of leverage depends on an investment adviser's ability to predict market movements correctly. The amount of leverage that can exist at any one time will not exceed one-third of the value of a Portfolio's total assets.

     Reverse repurchase agreements; forward committments. Each Portfolio, other than the Growth and Strategy Portfolios, may enter into "reverse" repurchase agreements. Each of the Capital Growth, Quality Income, Short-Duration Income, Income and Growth, and Global Portfolios may do so with respect to up to one-third of its assets, and the Municipal Income Portfolio may do so with respect to up to 5% of its assets. "Reverse" repurchase agreements generally involve the sale by a Portfolio of securities held by it and an agreement to repurchase the securities at an agreed-upon price, date, and interest payment. Each Portfolio also may enter into forward commitments, in which a Portfolio buys securities for future delivery. Reverse repurchase agreements and forward commitments involve leverage, and may increase a Portfolio's overall investment exposure. Their use by a Portfolio may result in losses. The Short-Duration Income Portfolio and the Quality Income Portfolio may enter into reverse repurchase agreements to create investment leverage.

     Dollar-roll transactions. In order to enhance portfolio returns and manage prepayment risks, each Portfolio, other than the Growth, Strategy, and Municipal Income Portfolios may engage in dollar-roll transactions with respect to mortgage-related securities issued by GNMA, FNMA, and FHLMC. In a dollar-roll transaction, a Portfolio sells a mortgage-related security to a financial institution, such as a bank or broker/dealer, and simultaneously agrees to repurchase a substantially similar (i.e., same type, coupon, and maturity) security from the institution at a later date at an agreed upon price. The mortgage-related securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. Dollar-roll transactions involve leverage, and may increase a Portfolio's overall investment exposure. Their use by a Portfolio may result in losses.

     Foreign securities. Each Portfolio other than the Growth and Municipal Income Portfolios may invest in securities principally traded in foreign markets. The Capital Growth and Income and Growth Portfolios will limit such investments to 15% of their total assets. (Those percentage limitations do not apply to American Depository Receipts, Global Depository Receipts, and other U.S. dollar-denominated securities of issuers located outside the United States.) Since foreign securities are normally denominated and traded in foreign currencies, the values of a Portfolio's assets may be affected favorably or unfavorably by changes in currency exchange rates and by exchange control regulations. There may be less information publicly available about a foreign company than about a U.S. company, and foreign companies are not generally subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign companies are less liquid and at times more volatile than securities of comparable U.S. companies. Foreign brokerage commissions and other fees are also generally higher than in the United States. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of a Portfolio's assets held abroad) and expenses not present in the settlement of domestic investments.

     In addition, there may be a possibility of nationalization or expropriation of assets, imposition of currency exchange controls, confiscatory taxation, political or financial instability, and diplomatic developments which could affect the value of a Portfolio's investments in certain foreign countries. Legal remedies available to investors in certain foreign countries may be more limited than those available with respect to investments in the United States or in other foreign countries. The laws of some foreign countries may limit a Portfolio's ability to invest in securities of certain issuers located in those foreign countries. Special tax considerations apply to foreign securities. A Portfolio may buy or sell foreign currencies and options and futures contracts on foreign currencies for hedging purposes in connection with its foreign investments as described more fully below.

     A Portfolio may invest in American Depository Receipts ("ADRs") and Global Depository Receipts ("GDRs"), which represent interests in foreign securities held by a bank, trust company, or other organization. Investments in ADRs and GDRs are subject to many of the same risks of investing in foreign securities generally.

     The risks described above are typically increased to the extent that a Portfolio invests in securities traded in underdeveloped and developing nations, which are sometimes referred to as "emerging markets."

     Foreign currency exchange transactions. Each Portfolio that may invest in foreign securities may engage in foreign currency exchange transactions to protect against uncertainty in the level of future currency exchange rates. A Portfolio may engage in foreign currency exchange transactions in connection with the purchase and sale of portfolio securities ("transaction hedging") and to protect against changes in the value of specific portfolio positions ("position hedging").

     A Portfolio also may engage in transaction hedging to protect against a change in foreign currency exchange rates between the date on which a Portfolio contracts to purchase or sell a security and the settlement date, or to "lock in" the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. A Portfolio may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with transaction hedging.


     A Portfolio may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and may purchase and sell foreign currency futures contracts, for hedging and not for speculation. A foreign currency forward contract is a negotiated agreement to exchange currency at a future time at a rate or rates that may be higher or lower than the spot rate. Foreign currency futures contracts are standardized exchange-traded contracts and have margin requirements. For transaction hedging purposes, a Portfolio may also purchase and sell call and put options on foreign currency futures contracts and on foreign currencies.

     A Portfolio may engage in position hedging to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in value of a currency in which securities the Portfolio intends to buy are denominated). For position hedging purposes, a Portfolio may purchase or sell foreign currency futures contracts and foreign currency forward contracts, and may purchase and sell put and call options on foreign currency futures contracts and on foreign currencies. In connection with position hedging, a Portfolio may also purchase or sell foreign currencies on a spot basis.

     Although there is no limit to the amount of a Portfolio's assets that may be invested in foreign currency exchange and foreign currency forward contacts, a Portfolio will only enter into such transactions to the extent necessary to effect the hedging transactions described above.

     Interest rate transactions. In order to attempt to protect the value of its portfolio from interest rate fluctuations and to adjust the interest-rate sensitivity of its portfolio, each of the Global, Quality Income, and Short-Duration Income Portfolios may enter into interest rate swaps and other interest rate transactions, such as interest rate caps, floors, and collars. Interest rate swaps involve the exchange by a Portfolio with another party of different types of interest-rate streams (e.g. an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal). The purchase of an interest rate cap entitles the purchaser to receive payments on a notional principal amount from the party selling the cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling the floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values. Each Portfolio intends to use these interest rate transactions as a hedge and not as a speculative investment. A Portfolio's ability to engage in certain interest rate transactions may be limited by tax considerations. The use of interest rate swaps and other interest rate transactions is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If a Portfolio's investment adviser or sub-adviser is incorrect in its forecasts of market values, interest rates, or other applicable factors, the investment performance of a Portfolio would be less favorable than it would have been if this investment technique were not used.

     Indexed securities. The Global Portfolio may invest in indexed securities, the values of which are linked to currencies, interest rates, commodities, indices, or other financial indicators. Investment in indexed securities involves certain risks. In addition to the credit risk of the securities issuer and normal risks of price changes in response to changes in interest rates, the principal amount of indexed securities may decrease as a result of changes in the value of the reference instruments. Also, in the case of certain indexed securities where the interest rate is linked to a reference instrument, the interest rate may be reduced to zero and any further declines in the value of the security may then reduce the principal amount payable on maturity. Further, indexed securities may be more volatile than the reference instruments underlying indexed securities.

     Portfolio turnover. The length of time a Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Portfolio is known as "portfolio turnover." As a result of each Portfolio's investment policies, under certain market conditions its portfolio turnover rate may be higher than that of other mutual funds. Portfolio turnover generally involves some expense to a Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. Such transactions may result in realization of taxable gains. The portfolio turnover rates for the ten most recent fiscal years (or for the life of a Portfolio if shorter) are contained in the section "Financial Highlights."


                         VALUING THE PORTFOLIOS' SHARES

     Each Portfolio calculates the net asset value of a share of each class by dividing the total value of its assets, less liabilities, by the number of its shares outstanding. Shares are valued as of the close of regular trading on the New York Stock Exchange each day the Exchange is open. Portfolio securities for which market quotations are readily available are stated at market value. Short-term investments that will mature in 60 days or less are stated at amortized cost, which approximates market value. All other securities and assets are valued at their fair values. The net asset value for Class A shares will generally differ from that of Class B shares due to the variance in daily net income realized by and dividends paid on each class of shares, and any differences in the expenses of the different classes.

     Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rates or at such other rates as may be used in accordance with procedures approved by the Trustees. As a result, fluctuations in the values of such currencies in relation to the U.S. dollar will affect the net asset value of a Portfolio's shares even though there has not been any change in the values of such securities as quoted in such foreign currencies.

                               SALES ARRANGEMENTS

     This Prospectus offers investors two classes of shares which bear sales charges in different forms and amounts and which bear different levels of expenses:

     Class A Shares. An investor who purchases Class A shares pays a sales charge at the time of purchase. As a result, Class A shares are not subject to any charges when they are redeemed, except that sales at net asset value in excess of $1 million are subject to a contingent deferred sales charge (a "CDSC"). Certain purchases of Class A shares qualify for reduced sales charges. Class A shares currently bear no 12b-1 fees. See "How to Buy Shares - Class A shares."

     Class B Shares. Class B shares are sold without an initial sales charge, but are subject to a CDSC of up to 4% if redeemed within five or six years, depending on the Portfolio. Class B shares also bear 12b-1 fees. Class B shares provide an investor the benefit of putting all of the investor's money to work from the time the investment is made, but will have a higher expense ratio and pay lower dividends than Class A shares due to the 12b-1 fees. If you purchase shares through an asset-allocation program, you may also be eligible to purchase Class B shares through the "BL Purchase Program." See "How to Buy Shares - Class B shares."

     Which arrangement is for you? The decision as to which class of shares provides a suitable investment for an investor depends on a number of factors, including the amount and intended length of the investment. Investors making investments that qualify for reduced sales charges might consider Class A shares. Investors who prefer not to pay an initial sales charge might consider Class B shares. Investors purchasing shares through an asset-allocation program may wish to purchase shares through the BL Purchase Program. For more information about these sales arrangements, consult your investment dealer or Mentor Services Company, Inc. ("Mentor Services Company"). Sales personnel may receive different compensation depending on which class of shares they sell. Investors may be charged a fee if they effect transactions through a broker or agent. Shares may only be exchanged for shares of the same class of another Mentor fund and for shares of Cash Resource U.S. Government Money Market Fund. See "How to Exchange Shares."


                               HOW TO BUY SHARES

     You can open a Portfolio account with as little as $1,000 and make additional investments at any time with as little at $50. Investments under IRAs and investments under qualified retirement plans are subject to a minimum initial investment of $250. The minimum initial investment may be waived for current and retired Trustees, and current and retired employees of Mentor Funds or Mentor Services Company or its affiliates. You can buy Portfolio shares by completing the enclosed New Account Form and sending it to Boston Financial Data Services at 2 Heritage Drive, North Quincy MA 02171, along with a check or money order made payable to Mentor Funds; through your financial institution, which may be an investment dealer, a bank, or another institution; or through automatic investing. If you do not have a dealer, Mentor Services Company can refer you to one.

     Automatic investment plan. Once you have made the initial minimum investment in a Portfolio, you can make regular investments of $50 or more on a monthly or quarterly basis through automatic deductions from your bank checking account. Application forms are available from your investment dealer or through Mentor Services Company.

     Shares are sold at a price based on a Portfolio's net asset value next determined after Mentor Distributors, LLC ("Mentor Distributors") receives your purchase order. In most cases, in order to receive that day's public offering price, Mentor Distributors or your investment dealer must receive your order before the close of regular trading on the New York Stock Exchange. If you buy shares through your investment dealer, the dealer must ensure that Mentor Distributors receives your order before the close of regular trading on the New York Stock Exchange for you to receive that day's public offering price.

     Class A Shares. The public offering price of Class A shares is the net asset value plus a sales charge. The Portfolio receives the net asset value. The sales charge varies depending on the size of your purchase and is allocated between your investment dealer and Mentor Distributors. The current sales charges for the Growth, Capital Growth, Strategy, Income and Growth, and Global Portfolios are:



                                               Sales Charge
                                                   as a         Sales Charge
                                              Percentage of         as a
                                                  Public        Percentage of
                                                 Offering        Net Amount        Dealer
                                                  Price           Invested       Commission*
                                             ---------------   --------------   ------------
Less than $50,000.........................   5.75%             6.10%            5.00%
$50,000 but less than $100,000............   4.75%             4.99%            4.00%
$100,000 but less than $250,000...........   3.75%             3.90%            3.00%
$250,000 but less than $500,000 ..........   3.00%             3.09%            2.50%
$500,000 but less than $1 million.........   2.00%             2.04%            1.75%
$1 million or more........................      0%                0%            (see below)

     The current sales charges for the Municipal Income and Quality Income Portfolios are:



                                               Sales Charge
                                                   as a         Sales Charge
                                              Percentage of         as a
                                                  Public        Percentage of
                                                 Offering        Net Amount        Dealer
                                                  Price           Invested       Commission*
                                             ---------------   --------------   ------------
Less than $100,000........................   4.75%             4.99%            4.00%
$100,000 but less than $250,000...........   4.00%             4.17%            3.25%
$250,000 but less than $500,000...........   3.00%             3.09%            2.50%
$500,000 but less than $1 million.........   2.00%             2.04%            1.75%
$1 million or more........................      0%                0%            (see below)

----------
* At the discretion of Mentor Distributors, the entire sales charge may at times be reallowed to dealers. The Staff of the Securities and Exchange Commission has indicated that dealers who receive more than 90% of the sales charge may be considered underwriters.

     Shares of the Short-Duration Income Portfolio are sold subject to a sales charge of 1%.

     There is no initial sales charge on purchases of Class A shares of $1 million or more. However, a CDSC of 1.00% is imposed on redemptions of such shares within the first year after purchase, based on the lower of the shares' cost and current net asset value. A CDSC is also imposed on any shares purchased without a sales charge as part of a purchase of shares of $1 million or more under a purchase accumulation plan. Contact Mentor Services Company for more information.

     You may be eligible to buy Class A shares at reduced sales charges. Consult your investment dealer or Mentor Services Company for details about Quantity Discounts and Accumulated Purchases, Letters of Intent, the Reinvestment Privilege, Concurrent Purchases, and the Automatic Investment Plan. Descriptions are also included in the New Account Form or are available from Mentor Services Company. Shares may be sold at net asset value to certain categories of investors, including to shareholders of other mutual funds who invest in Mentor Funds in response to certain promotional activities, and the CDSC may be waived under certain circumstances. The sales charges shown above will not apply to shares purchased by you if you purchase shares through EVEREN Securities, Inc. with the redemption proceeds received by you within the preceding 90 days from the sale of shares of any non-Mentor open-end mutual fund. No CDSC will apply to these purchases. EVEREN Securities, Inc. may compensate your investment dealer in connection with any such purchase. Sales charges may similarly not apply to shares purchased through other financial institutions that have made arrangements with Mentor Distributors. Contact your financial institution or Mentor Services Company for more information. See "How to Buy Shares - General" below.

     Class B Shares. Class B shares are sold without an initial sales charge, although a CDSC will be imposed if you redeem shares within five or six years of purchase, depending on the Portfolio. The following types of shares may be redeemed without charge: (i) shares acquired by reinvestment of distributions and (ii) shares otherwise exempt from the CDSC, as described in the Example below. The amount of CDSC is determined as a percentage of the lesser of the current market value or the cost of the shares being redeemed. The amount of the CDSC will depend on the number of years since you invested in the shares being redeemed and the dollar amount being redeemed, according to the following table:



                                  Contingent Deferred Sales     Contingent Deferred Sales
                                  Charge as a Percentage of     Charge as a Percentage of
                                      Applicable Amount             Applicable Amount
                                  Redeemed (Growth, Capital     Redeemed (Quality Income,
                                   Growth, Strategy, Income       Municipal Income, and
 Years Since Purchase Payment       and Growth, and Global        Short-Duration Income
             Made                        Portfolios)                   Portfolios)
------------------------------   ---------------------------   --------------------------
              1                  4.0%                          4.0%
              2                  4.0%                          4.0%
              3                  3.0%                          3.0%
              4                  2.0%                          2.0%
              5                  1.0%                          1.0%
              6                  None                          1.0%
              7+                 None                          None

     For information on how sales charges are calculated if you exchange your shares, see "How To Exchange Shares."

     The BL Purchase Program. If you purchase Class B shares through an asset-allocation program sponsored by your broker-dealer or other financial institution, you may elect to participate in the BL Purchase Program.

Shares purchased through this Program are not subject to the CDSC shown above. Rather, a CDSC of 1.00% will be imposed on redemptions of such shares within the first year after purchase, based on the lower of the shares' cost and current net asset value. Your broker-dealer or other financial institution is responsible for making the election on your behalf to invest through the Program. Accordingly, if you wish to purchase shares through this Program, you should instruct your broker-dealer or financial institution to do so.


General

     A Portfolio may sell its Class A shares without a sales charge and may waive the CDSC on shares redeemed by Mentor Funds' current and retired Trustees (and their families), current and retired employees (and their families) of Mentor Services Company, each investment adviser or sub-adviser, and each of their affiliates, registered representatives and other employees (and their families) of broker-dealers having sales agreements with Mentor Distributors, employees (and their families) of financial institutions having sales agreements with Mentor Distributors (or otherwise having an arrangement with a broker-dealer or financial institution with respect to sales of Portfolio shares), financial institution trust departments investing an aggregate of $1 million or more in one or more funds in the Mentor family, clients of certain administrators of tax-qualified plans, employer-sponsored retirement plans, tax-qualified plans when proceeds from repayments of loans to participants are invested (or reinvested) in funds in the Mentor family, shares redeemed under a Portfolio's Systematic Withdrawal Plan (limited to 10% of a shareholder's account in any calendar year), and "wrap accounts" for the benefit of clients of financial planners adhering to certain standards established by Mentor Services Company or its affiliates. A Portfolio may sell shares without a sales charge or a CDSC in connection with the acquisition by the Portfolio of assets of an investment company or personal holding company. In addition, the CDSC may be waived in the case of (i) redemptions of shares held at the time a shareholder dies or becomes disabled, including the shares of a shareholder who owns the shares with his or her spouse as joint tenants with right of survivorship, provided that the redemption is requested within one year of the death or initial determination of disability; (ii) redemptions in connection with the following retirement plan distributions: (a) lump-sum or other distributions from a qualified retirement plan following retirement; (b) distributions from an IRA, Keogh Plan, or Custodial Account under Section 403(b)(7) of the Internal Revenue Code following attainment of age 59 1|M/2; and (c) a tax-free return of an excess contribution to an IRA; (iii) redemptions by pension or profit sharing plans sponsored by Mentor Investment Group or an affiliate; and (iv) redemptions by pension or profit sharing plans of which Mentor Investment Group or any affiliate serves as a plan fiduciary. In addition, certain retirement plans with over 200 employees may purchase Class A shares at net asset value without a sales charge. A Portfolio may sell its Class A shares without a sales charge to shareholders of other mutual funds who invest in Mentor Funds in response to certain promotional activities (in which case a CDSC of 1% may apply for a period of years after the purchase). Contact Mentor Services Company. If you invest through a broker-dealer or other financial institution, your broker-dealer or other financial institution will be responsible for electing on your behalf to take advantage of any of these reduced sales charges or waivers described above. Please instruct your broker-dealer or other financial institution accordingly.

     Shareholders of other funds in the Mentor family may be entitled to exchange their shares for, or reinvest distributions from their funds in, shares of a Portfolio at net asset value.

     In determining whether a CDSC is payable in respect of the shares redeemed, a Portfolio will first redeem the shares held longest (together with any shares received upon reinvestment of distributions with respect to those shares). Any of the shares being redeemed which were acquired by reinvestment of distributions will be redeemed without a CDSC, and amounts representing capital appreciation will not be subject to a CDSC. See the Example below.


Example:

     You have purchased 100 shares at $10 per share. The second year after your purchase, your investment's net asset value per share has increased by $2 to $12, and you have gained 10 additional shares through dividend reinvestment. If you redeem 50 of those shares (including shares purchased through reinvestment of distributions on those 100 shares) at this time, your CDSC will be calculated as follows:

     o Proceeds of 50 shares redeemed at $12 per share                    $600

     o Minus proceeds of 10 shares not subject to a CDSC because they were
       acquired through dividend reinvestment (10 x $12)                  -120

     o Minus appreciation on remaining shares, also not subject to CDSC
       (40 x $2)                                                           -80

     o Amount subject to a CDSC                                           $400

     Mentor Distributors receives the entire amount of any CDSC you pay. Consult Mentor Services Company for more information.

     If you are considering redeeming or exchanging shares of a Portfolio or transferring shares to another person shortly after purchase, you should pay for those shares with a certified check to avoid any delay in redemption, exchange, or transfer. Otherwise the Portfolio may delay payment until the purchase price of those shares has been collected or, if you redeem by telephone, until 15 calendar days after the purchase date.

     To eliminate the need for safekeeping, certificates will not be issued for your shares unless you request them.

     Because of the relatively high cost of maintaining accounts, each Portfolio reserves the right to redeem, upon not less than 60 days' notice, any Portfolio account below $500 as a result of redemptions. A shareholder may, however, avoid such a redemption by a Portfolio by increasing investment in shares of that Portfolio to a value of $500 or more during such 60-day period.

     Mentor Distributors, Mentor Advisors, the sub-advisers, or affiliates thereof, at their own expense and out of their own assets (or in conjunction with other entities), may also periodically sponsor programs that offer additional compensation in connection with sales of shares of the Portfolios. Compensation may include, but is not limited to, financial assistance to dealers in connection with conferences, sales, or training programs for their employees, seminars for the public, advertising or sales campaigns, or other dealer-sponsored special events. In some instances, this compensation may be made available only to certain dealers whose representatives have sold or are expected to sell significant amounts of shares. Dealers may not use sales of Mentor Funds' shares to qualify for this compensation to the extent such may be prohibited by the laws of any state or any self-regulatory agency, such as the National Association of Securities Dealers, Inc.

     Reinvestment privilege. If you redeem Class A or B shares of any Portfolio, you have a one-time right, within 60 days, to reinvest the redemption proceeds plus the amount of CDSC you paid, if any, at the next-determined net asset value. Front-end sales charges will not apply to such reinvestment. Mentor Distributors must be notified in writing by you or by your financial institution of the reinvestment for you to recover the

CDSC, or to eliminate the front-end sales charge. If you redeem shares in any of the Portfolios, there may be tax consequences.


                      DISTRIBUTION PLANS (CLASS B SHARES)

     Mentor Distributors, LLC, located at 3435 Stelzer Road, Columbus, Ohio 43219, is the principal distributor for the Portfolios' shares. Mentor Distributors is not obligated to sell any specific amount of shares of any Portfolio. Mentor Distributors is a wholly owned subsidiary of BISYS Fund Services, Inc.

     Each of the Portfolios has adopted a Distribution Plan under Rule 12b-1 with respect to its Class B shares (each, a "Class B Plan") providing for payments by the Portfolio to its distributor from the assets attributable to the Portfolio's Class B shares at the annual rate set out under "Summary of Portfolio Expenses - Annual Portfolio Operating Expenses" above. The Trustees may reduce the amount of payments or suspend the Class B Plan for such periods as they may determine. A Portfolio's distributor also receives the proceeds of any CDSC imposed on redemptions of shares.

     Payments under the Plans are intended to compensate a Portfolio's distributor for services provided and expenses incurred by it as principal underwriter of a Portfolio's Class B shares. A Portfolio's distributor may select financial institutions (such as a broker/dealer or bank) to provide sales support services as agents for their clients or customers who beneficially own Class B shares of the Portfolios. Financial institutions will receive fees from a Portfolio's distributor based upon Class B shares owned by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid will be determined from time to time by a Portfolio's distributor. A Portfolio's distributor may suspend or modify such payments to dealers. Such payments are also subject to the continuation of the relevant Class B Plan, the terms of any agreements between dealers and a Portfolio's distributor, and any applicable limits imposed by the National Association of Securities Dealers, Inc.

     Mentor Services Company, a wholly owned subsidiary of Mentor Investment Group, provides marketing-related services in respect of the Portfolios. Mentor Services Company and its affiliates will receive from Mentor Distributors substantially all amounts received or retained by Mentor Distributors in respect of the distribution of the Portfolios' shares, including any amounts paid to Mentor Distributors under the Portfolios' Distribution Plans. In addition, Mentor Services Company receives from Mentor Distributors an amount equal to all CDSC's received by Mentor Distributors.


                               HOW TO SELL SHARES

     You can sell your shares in any Portfolio to that Portfolio any day the New York Stock Exchange is open, either directly to the Portfolio or through your investment dealer. A Portfolio will only redeem shares for which it has received payment.

     Selling shares directly to a Portfolio. Send a signed letter of instruction and stock power form, along with any certificates that represent shares you want to sell, to Mentor Funds, c/o Boston Financial Data Services, Inc. ("BFDS"), 2 Heritage Drive, North Quincy, Massachusetts 02171. The price you will receive is the net asset value next calculated after your request is received in proper form less any applicable CDSC. In order to receive that day's net asset value, your request must be received before the close of regular trading on the New York

Stock Exchange. If you sell shares having a net asset value of $50,000 or more or if you want your redemption proceeds payable to you at a different address or to someone else, the signatures of registered owners or their legal representatives must be guaranteed by a bank, broker-dealer, or certain other financial institutions. Contact Mentor Services Company for more information about where to obtain a signature guarantee. Stock power forms are available from your investment dealer, Mentor Services Company, and many commercial banks. Mentor Distributor usually requires additional documentation for the sale of shares by a corporation, partnership, agent, or fiduciary, or surviving joint owner. Contact Mentor Services Company for details.

     Selling shares by telephone. You may use the Telephone Redemption Privilege to redeem shares from your account unless you have notified Mentor Services Company of an address change within the preceding 15 days. Unless an investor indicates otherwise on the New Account Form, Mentor Services Company will be authorized to act upon redemption and transfer instructions received by telephone from a shareholder, or any person claiming to act as his or her representative, who can provide Mentor Services Company with his or her account registration and address as it appears on Mentor Services Company's records. Mentor Services Company will employ these and other reasonable procedures to confirm that instructions communicated by telephone are genuine; if it fails to employ reasonable procedures, Mentor Services Company may be liable for any losses due to unauthorized or fraudulent instructions. For more information, consult Mentor Services Company. During periods of unusual market changes and shareholder activity, you may experience delays in contacting Mentor Services Company by telephone in which case you may wish to submit a written redemption request, as described above, or contact your investment dealer, as described below. The Telephone Redemption Privilege may be modified or terminated without notice.

     Selling shares through your investment dealer. Your dealer must receive your request before the close of regular trading on the New York Stock Exchange to receive that day's net asset value. Your dealer will be responsible for furnishing all necessary documentation to Mentor Services Company, and may charge you for its services.

     Other information concerning redemption. Under unusual circumstances, each of the Portfolios may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law. In addition, each Portfolio reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption by making payment in whole or in part in securities valued in the same way as they would be valued for purposes of computing the Portfolio's per share net asset value. If payment is made in securities, a shareholder may incur brokerage expenses in converting those securities into cash.

     Systematic withdrawal program. You may redeem Class A or B shares of a Portfolio through periodic withdrawals for a predetermined amount. Only shareholders with accounts valued at $10,000 or more are eligible to participate. Class B shares redeemed under the Systematic Withdrawal Program are not subject to a CDSC, but the aggregate withdrawals of Class B shares in any year are limited to 10% of the value of the account at the time of enrollment. Contact Mentor Services Company for more information.


                            HOW TO EXCHANGE SHARES

     Except as otherwise described below, you can exchange your shares in a Portfolio worth at least $1,000 for shares of the same class of any other Portfolio offered by this Prospectus and certain other portfolios in the

Mentor family at net asset value beginning 15 days after purchase. You may also exchange shares of any Portfolio for shares of Cash Resource U.S. Government Money Market Fund (the "Cash Fund"). If you exchange shares subject to a CDSC, the transaction will not be subject to a CDSC. However, when you redeem the shares acquired through the exchange, the redemption may be subject to the CDSC, depending upon when you originally purchased the shares, using the schedule of the Portfolio from which your first exchange was effected. For purposes of computing the CDSC, the length of time you have owned your shares will be measured from the date of original purchase and will not be affected by any exchange.

     For information on how to exchange your shares, contact Mentor Funds at 1-800-382-0016. For federal income tax purposes, an exchange is treated as a sale of shares and generally results in a capital gain or loss. A Telephone Exchange Privilege is currently available. Mentor Services Company's procedures for telephonic transactions are described above under "How to Sell Shares." The Telephone Exchange Privilege is not available if you were issued certificates for shares which remain outstanding. Ask your investment dealer or Mentor Services Company for a prospectus relating to the Cash Fund or the other portfolios into which you may exchange your shares. Shares of certain of the Portfolios may not available to residents of all states.

     The exchange privilege is not intended as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. In order to limit excessive exchange activity and in other circumstances where Mentor Advisors or the Trustees believe doing so would be in the best interests of a Portfolio, the Trust reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges, or reject any exchange. Shareholders would be notified of any such action to the extent required by law. Consult Mentor Services Company before requesting an exchange by calling 1-800-869-6042. See the Statement of Additional Information to find out more about the exchange privilege.


                            DISTRIBUTIONS AND TAXES

     Dividends, if any, are declared daily and paid monthly for the Quality Income, Short-Duration Income, and Municipal Income Portfolios, quarterly for the Income and Growth Portfolio, and annually for the Growth, Capital Growth, Global, and Strategy Portfolios. Each Portfolio will distribute its net capital gain, if any, at least annually. All dividends and distributions of net capital gain will be invested in additional shares of the same class of a Portfolio unless a shareholder requests in writing to receive the dividend or distribution in cash.

     Each Portfolio intends to qualify as a "regulated investment company" for federal income tax purposes and to meet all other requirements that are necessary for it to be relieved of federal taxes on income and gains it distributes to shareholders. Each Portfolio will distribute substantially all of its net investment income and capital gain net income on a current basis.

     All Portfolio distributions, other than exempt-interest dividends, will be taxable to you as ordinary income, except that any distributions of net capital gain will be taxed as long-term capital gain, regardless of how long you have held the shares (although the loss on a sale of shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain distribution received with respect to those shares). Pursuant to the Taxpayer Relief Act of 1997, long-term capital gains generally will be subject to a maximum tax rate of 28% or 20% depending upon the holding period of the portfolio investment generating the gains. Distributions will be taxable as described above whether received in cash or in shares through the reinvestment of distributions. Early in each year Mentor Funds will notify you of the amount and tax status of distributions paid to you by your Portfolio for the preceding year. In buying or selling securities for each of the Portfolios, Mentor Advisors and Mentor Perpetual, as applicable, will not normally take into account the effect any purchase or sale of securities will have on the tax positions of the Portfolios' shareholders.

     To permit the Quality Income, Municipal Income, and Short-Duration Income Portfolios to maintain more stable monthly distributions, each of those Portfolios may from time to time pay out less than the entire amount of net investment income earned in any particular period. Any such amount retained by a Portfolio would be available to stabilize future distributions. As a result, the distributions paid by any of these Portfolios for any particular period may be more or less than the amount of net investment income actually earned by the Portfolio during that period.

     Municipal Income Portfolio. Distributions designated by the Portfolio as "exempt-interest dividends" are not generally subject to federal income tax. The Portfolio may engage in investment activities that produce taxable income, the distribution of which will be taxable to shareholders as described above. If you receive Social Security or railroad retirement benefits, you should consult your tax adviser to determine what effect, if any, an investment in the Portfolio may have on the taxation of your benefits. In addition, an investment in the Portfolio may result in liability for federal alternative maximum tax and for state and local taxes, both for individual and corporate shareholders.

     Global Portfolio only. Shareholders of the Portfolio who are U.S. citizens or residents may be able to claim a foreign tax credit or deduction on their U.S. income tax returns with respect to foreign taxes paid by the Portfolio. If, at the end of the fiscal year of the Portfolio, more than 50% of the Portfolio's total assets are represented by stock or securities of foreign corporations, the Portfolio intends to make an election permitted by the Internal Revenue Code to treat any eligible foreign taxes it paid as paid by its shareholders. In that case, shareholders who are U.S. citizens, U.S. corporations, and, in some cases, U.S. residents, will be required to include in U.S. taxable income their pro rata share of such taxes, but may then be entitled to claim a foreign tax credit or deduction (but not both) for their share of such taxes.

     The foregoing is a summary of certain federal income tax consequences of investing in a Portfolio. Dividends and distributions also may be subject to foreign, state, and local taxes. Shareholders are urged to consult their tax advisers regarding specific questions as to federal, foreign, state, or local taxes. Non-U.S. investors should consult their tax advisers concerning the tax consequences of ownership of shares of a Portfolio, including the possibility that distributions may be subject to a 30% United States withholding tax (or a reduced rate of withholding provided by treaty).


                                   MANAGEMENT

     The Trustees of Mentor Funds are responsible for generally overseeing the conduct of its business. Mentor Investment Advisors, LLC is the investment adviser to each of the Portfolios other than the Global Portfolio. Mentor Perpetual Advisors, LLC is the investment adviser to the Global Portfolio. Each of the investment advisers is located at 901 East Byrd Street, Richmond, Virginia.

     All investment decisions made for the Portfolios by Mentor Advisors and Mentor Perpetual are made by investment management teams.

     Mentor Advisors has over $12 billion in assets under management and is a wholly owned subsidiary of Mentor Investment Group, LLC ("Mentor Investment Group") and its affiliates. Mentor Investment Group is a subsidiary of Wheat First Butcher Singer, Inc., which is in turn a wholly owned subsidiary of First Union Corp. ("First Union"). First Union is a leading financial services company with approximately $157 billion in assets and $12 billion in total stockholders' equity as of December 31, 1997. EVEREN Capital Corporation has a 20% ownership in Mentor Investment Group and may acquire additional ownership based principally on the amount of Mentor's revenues derived from assets attributable to clients of EVEREN Securities, Inc. and its affiliates.

     Mentor Perpetual, an investment advisory firm organized in 1995, is owned equally by Perpetual plc, a diversified financial services holding company, and Mentor Advisors. The Perpetual organization currently serves as investment adviser for assets of more than $10 billion. Its clients include 28 unit investment trusts and other public investment pools including private individuals, charities, pension plans, and life assurance companies.

     Mentor Advisors and Mentor Perpetual together serve as investment adviser to twenty-two separate investment portfolios in the Mentor Family of Funds, including those offered by this Prospectus. For a prospectus relating to certain of these other investment portfolios, and for information concerning your eligibility to purchase shares of those portfolios, contact Mentor Services Company.

     Each of the Portfolios (other than the Global Portfolio) pays management fees to Mentor Advisors at the annual rates described above under "Expense Summary - Annual Portfolio Operating Expenses"; and the Global Portfolio pays fees to Mentor Perpetual at an annual rate of 1.10% of its average daily net assets up to and including $75 million and 1.00% of its average daily net assets in excess of $75 million. The advisory fees paid by the Growth, Capital Growth, Income and Growth, and Global Portfolios are higher than those paid by many other mutual funds. An investment adviser may from time to time voluntarily waive some or all of its investment advisory fees and may terminate any such voluntary waiver at any time in its sole discretion.


The Sub-Advisers

     Van Kampen American Capital Management Inc. serves as sub-adviser to the Municipal Income Portfolio. Van Kampen, located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181, was incorporated in 1990 and commenced operations in 1992. Van Kampen currently provides investment advice to a wide variety of individual, institutional, and investment company clients. Van Kampen is a wholly owned subsidiary of Van Kampen American Capital, Inc., which, in turn, is wholly-owned subsidiary of VK/AC Holding, Inc. VK/AC Holding, Inc. is an indirect wholly owned subsidiary of Morgan Stanley, Dean Witter, Discover & Co. Morgan Stanley, Dean Witter, Discover & Co. and various of its subsidiaries, including Morgan Stanley & Co. Incorporated, a registered broker-dealer, are engaged in a wide range of financial services. As of September 30, 1997, Van Kampen, together with its affiliates, advised or supervised approximately $67.5 billion of assets. For its services as sub-adviser, Van Kampen receives a fee from Mentor Advisors at the following annual rate: 0.25% of the first $60 million of the Portfolio's average net assets and 0.20% of the Portfolio's average net assets over $60 million.

     David C. Johnson, Senior Vice President of Van Kampen, is manager of the Municipal Income Portfolio. Mr. Johnson joined Van Kampen in 1989 and has served as portfolio manager of the Municipal Income Portfolio since its inception. Mr. Johnson has fourteen years of management experience in the tax-free fixed-income sector. Currently, he is responsible for the management and supervision of 52 Van Kampen municipal funds, including both open and closed-end funds, with total assets exceeding $13 billion.

     Wellington Management Company, LLP serves as sub-adviser to the Income and Growth Portfolio. Wellington Management, located at 75 State Street, Boston, Massachusetts 02109, is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions and individuals. As of September 30, 1997, Wellington Management had discretionary investment management authority with respect to approximately $168.7 billion in assets. Wellington Management and its predecessor organizations have provided investment advisory services to investment companies since 1933 and to investment counseling clients since 1960. For its services as sub-adviser, Wellington Management receives a fee from Mentor Advisors at the following annual rate: 0.325% of the first $50 million of the Portfolio's average net assets, 0.275% of the next $150 million of the Portfolio's average net assets, 0.225% of the next $300 million of the Portfolio's average net assets, and 0.200% of the Portfolio's net assets over $500 million.

     Paul D. Kaplan, Senior Vice President of Wellington Management, has served as portfolio manager of the fixed-income and U.S. Government securities portion of the Portfolio since its inception in May 1993. Mr. Kaplan has been a portfolio manager with Wellington Management since 1982. As of November 30, 1996, Wellington Management's Equity Income Team, a group of equity portfolio managers and senior investment professionals, assumed responsibility for managing the equity securities portion of the Portfolio.

     General. Subject to the general oversight of the Trustees, each Portfolio's investment adviser or sub-adviser manages the relevant Portfolio's investments in accordance with the stated policies of the Portfolio. Each makes investment decisions for the Portfolio and places purchase and sale orders for the Portfolio's transactions. In addition, each pays the salaries of all officers and employees who are employed by both it and Mentor Funds. Mentor Funds pays all expenses not assumed by the investment advisers, sub-advisers, or Mentor Investment Group, including, among other things, Trustees' fees, auditing, accounting, legal, custodial, investor servicing, and shareholder reporting expenses, and payments under the Portfolios' Class B Plans.

     In selecting broker-dealers, an investment adviser or sub-adviser may consider research and brokerage services furnished to it and its affiliates. Subject to seeking the best overall terms available, a Portfolio's investment adviser or sub-adviser may consider sales of shares of Mentor Funds (and, if permitted by law, of the other funds in the Mentor family) as a factor in the selection of broker-dealers.


                                 OTHER SERVICES

     Administrative Services. Mentor Investment Group, LLC, located at 901 East Byrd Street, Richmond, Virginia 23219, provides each Portfolio with certain administrative personnel and services necessary to operate each Portfolio, such as bookkeeping and accounting services. Mentor Investment Group provides these services to each of the Portfolios at an annual rate of 0.10% of the Portfolio's average daily net assets.

     Shareholder Servicing Plan. Mentor Funds has adopted a Shareholder Servicing Plan (the "Service Plan") with respect to Class A and Class B shares of each Portfolio. Under the Service Plan, financial institutions will enter into shareholder service agreements with Mentor Distributors to provide administrative support services to their customers who are Portfolio shareholders. In return for providing these support services, a financial institution may receive payments at a rate not exceeding 0.25% of the average daily net assets of the Class A or Class B shares of a Portfolio. These administrative services may include, but are not limited to, the following functions: providing office space, equipment, telephone facilities, and various personnel, including clerical, supervisory, and computer personnel, as necessary or beneficial to establish and maintain shareholder accounts and records; processing purchase and redemption transactions and automatic investments of client account cash balances; answering routine client inquiries regarding the Portfolios; assisting clients in changing dividend options, account designations, and addresses; and providing such other services as the Portfolios reasonably request.

     In addition to receiving payments under the Service Plan, financial institutions may be compensated by a Portfolio's investment adviser, by a Portfolio's sub-adviser, or by Mentor Investment Group, or affiliates thereof, for providing administrative support services to holders of Class A or Class B shares of the Portfolios. These payments will be made directly by an investment adviser, sub-adviser, and/or Mentor Investment Group, and will not be made from the assets of any of the Portfolios.


                                    GENERAL

     Mentor Funds is a Massachusetts business trust organized on January 20, 1992. A copy of its Declaration of Trust, which is governed by Massachusetts law, is on file with the Secretary of State of The Commonwealth of Massachusetts.

     Mentor Funds is an open-end series management investment company with an unlimited number of authorized shares of beneficial interest. Shares of Mentor Funds may, without shareholder approval, be divided into two or more series of shares representing separate investment portfolios. Any such series of shares may be further divided without shareholder approval into two or more classes of shares having such preferences and special or relative rights and privileges as the Trustees determine. Mentor Funds' shares are currently divided into eleven series, eight of which are being offered by this Prospectus. Each series offered by this Prospectus issues three classes of shares, Class A, Class B, and Class Y Shares. The sales charge and other expenses of a Portfolio's Y Shares differ from those of its Class A and B shares, which will affect performance. Contact Mentor Investment Group for information concerning the Y Shares of any Portfolio at 1-800-869-6042. Each share has one vote, with fractional shares voting proportionally. Shares of each series will vote together as a single series except when required by law or determined by the Trustees. Shares of each Portfolio are freely transferable, are entitled to dividends as declared by the Trustees, and, if the Portfolio were liquidated, would receive the net assets of that Portfolio. Mentor Funds may suspend the sale of shares at any time and may refuse any order to purchase shares. Although neither Mentor Funds nor any Portfolio is required to hold annual meetings of shareholders, shareholders have the right to call a meeting to elect or remove Trustees, or to take other actions as provided in the Declaration of Trust.

     The Portfolios receive services from a number of providers which rely on the smooth functioning of their respective systems and the systems of others to perform those services. It is generally recognized that certain systems in use today may not perform their intended functions adequately after the Year 1999 because of the inability of the software to distinguish the Year 2000 from the Year 1900. Mentor Advisors is taking steps that it believes are reasonably designed to address this potential "Year 2000" problem and to obtain satisfactory assurances that comparable steps are being taken by each of the Portfolios' other major service providers. There can be no assurance, however, that these steps will be sufficient to avoid any adverse impact on the Portfolios from this problem.

     Investors Fiduciary Trust Company, 127 West 10th Street, Kansas City, Missouri 64105, serves as custodian for each Portfolio. State Street Bank and Trust Company, through its subsidiary Boston Financial Data Services, Inc., serves as transfer agent and dividend disbursing agent for the Portfolios. Mentor Funds' independent auditors are KPMG Peat Marwick LLP, 99 High Street, Boston, Massachusetts 02110.


                            PERFORMANCE INFORMATION

     Yield and total return data may from time to time be included in advertisements about the Portfolios. A Portfolio's "yield" is calculated by dividing the Portfolio's annualized net investment income per share of the class in question during a recent 30-day period by the maximum public offering price per share of that class on the last day of that period. "Total return" for the one-, five-, and ten-year periods (or for the life of a Portfolio, if shorter) through the most recent calendar quarter represents the average annual compounded rate of return on an investment of $1,000 in the Portfolio at the maximum public offering price (in the case of Class A shares) and reflecting (in the case of Class B shares) the deduction of any applicable CDSC. Total return may also be presented for other periods or based on investment at reduced sales charge levels or at net asset value. Investment performance of different classes of shares of a Portfolio will differ. Any quotation of investment performance not reflecting a CDSC or maximum front-end sales charge would be reduced if the CDSC or front-end sales charges were reflected. Quotations of yield or total return for a period when an expense limitation was in effect will be greater than if the limitation had not been in effect. A Portfolio's performance may be compared to various indices. See the Statement of Additional Information for more information. Information may be presented in advertisements about a Portfolio describing the background and professional experience of the Portfolio's investment adviser, sub-adviser, or any of their personnel.

     All data are based on a Portfolio's past investment results and do not predict future performance. Investment performance, which will vary, is based on many factors, including market conditions, the composition of a Portfolio's investments, a Portfolio's operating expenses, and which class of shares you purchase. Investment performance also often reflects the risks associated with a Portfolio's investment objective and policies. These factors should be considered when comparing a Portfolio's investment results to those of other mutual funds and other investment vehicles.

     As permitted by applicable law, performance information for a Portfolio whose investment adviser or sub-adviser has changed may be presented only for periods after the change was effected.

                                                                        APPENDIX


Moody's Investors Service, Inc., Bond Ratings

     Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa - Bonds which are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba - Bonds which are Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principle or interest.

     Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C - Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1, Baa1, Ba1 and B1.


Standard and Poor's Bond Ratings

     AAA - Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

     AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

     A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

     BB - Debt rated `BB' has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The `BB' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied `BBB - ' rating.

     B - Debt rated `B' has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The `B' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied `BB' or `BB - ' rating.

     CCC - Debt rated `CCC' has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The `CCC' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied `B' or `B - 'rating.

     CC - The rating `CC' typically is applied to debt subordinated to senior debt that is assigned an actual or implied `CCC' rating.

     C - The rating `C' typically is applied to debt subordinated to senior debt which is assigned an actual or implied `CCC - ' debt rating. The `C' rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

     D - Bonds rated `D' are in payment default. The `D' rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The `D' rating also will be used on the filing of a bankruptcy petition if debt service payments are jeopardized.

     Plus (+) or Minus (-): The ratings from "A" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.


Moody's Investors Service, Inc., Note Ratings

     MIG1/VMIG1 - This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broadbased access to the market for refinancing.

     MIG2/VMIG2 - This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.


Standard and Poor's Note Ratings

     SP-1 - Strong capacity to pay principal and interest. Issues determined to possess very strong characteristics are given a plus sign (+) designation.

     SP-2 - Satisfactory capacity to pay principal and interest with some vulnerability to adverse financial and economic changes over the term of the notes.


Moody's Investors Service, Inc., Commercial Paper Ratings

     P-1 - Issuers rated PRIME-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. PRIME-1 repayment capacity will normally be evidenced by the following characteristics: conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earning coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

     P-2 - Issuers rated PRIME-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Standard and Poor's Commercial Paper Ratings

     A-1 - This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

     A-2 - Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

                      (This Page Intentionally Left Blank)

                     (This Page Intentionally Left Blank)

       No person has been authorized to give any information or to make any representations other than those contained in this Prospectus and in the Portfolio's official sales literature in connection with the offer of the Portfolio's shares, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Portfolio. This Prospectus does not constitute an offer in any State in which, or to any person to whom, such offering may not lawfully be made. This Prospectus omits certain information contained in the Registration Statement, to which reference is made, filed with the Securities and Exchange Commission. Items which are thus omitted, including contracts and other documents referred to or summarized herein, may be obtained from the Commission upon payment of the prescribed fees.

       Additional information concerning the securities offered hereby and the Portfolio is to be found in the Registration Statement, including various exhibits thereto and financial statements included or incorporated therein, which may be inspected at the office of the Commission.









                            Mentor Investment Group
                              901 East Byrd Street
                               Richmond, VA 23219
                                 (800) 869-6042



                         1998 Mentor Distributors, LLC

               SECURITIES: NOT FDIC-INSURED/NOT BANK-GUARANTEED
                                 MAY LOSE VALUE

MK 609

                                  Mentor Funds


                            Mentor Growth Portfolio
                       Mentor Perpetual Global Portfolio
                        Mentor Capital Growth Portfolio
                           Mentor Strategy Portfolio
                       Mentor Income and Growth Portfolio
                       Mentor Municipal Income Portfolio
                        Mentor Quality Income Portfolio
                     Mentor Short-Duration Income Portfolio
                           -------------------------
                                   PROSPECTUS
                           -------------------------
                               January 17, 1998,
                            as revised April 9, 1998



                         [MENTOR INVESTMENT GROUP LOGO]

                                 Mentor Funds


                                New Account Form
                          and Shareowner Options Form




[GRAPHIC OMITTED]

                             Use the attached form
                               to establish your
                                   account in
                                  Mentor Funds

                                        [MENTOR INVESTMENT GROUP LOGO]



New Account Form and
Shareowner Options Form

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Type of Account
--------------------------------------------------------------------------------
Use this one form to open any ONE of the following types of accounts. Please check the appropriate one below.
[ ] Individual Account, Complete 1. [ ] Joint Account, Complete 1 and 2.
[ ] Custodial Account, (Gift to a Minor), Complete 3.
[ ] Trust Account, Complete 4. [ ] Corporate (or Organization)
Account, Complete 5.
[ ] Revise Existing Account
                          ------------------------------------------------------
                                    Number
--------------------------------------------------------------------------------
1.                                                      -      -
  -----------------------------------------------------------------------------
     Name                     Social Security Number

2.                                                      -      -
  -----------------------------------------------------------------------------
     Name                     Social Security Number

 Shareowner Employment Information
 This information is required in accordance with the Rules of Fair Practice of the National Association of Securities Dealers.


----------------------------------------------------------------------------
Occupation of Shareowner or Custodian


----------------------------------------------------------------------------
Employer's Name


----------------------------------------------------------------------------
Employer's Address


----------------------------------------------------------------------------
City                    State    ZIP Code


----------------------------------------------------------------------------
Occupation of Co-Shareowner


----------------------------------------------------------------------------
Employer's Name


----------------------------------------------------------------------------
Employer's Address


----------------------------------------------------------------------------
City                    State    ZIP Code

3.                                              as custodian for
  ---------------------------------------------
   Custodian's Name (only one custodian permitted)


 ----------------------------------------------
   Minor's Name (only one minor permitted)

         -      -
  ---------------------------------------------
   Minor's Social Security Number

   Under the    Uniform Gifts or    Uniform Transfers to Minors
           -----                ----
          State                 State

   Act        /       /
  ---------------------------------------------
          Minor's Birthdate

4.
  ---------------------------------------------
   Name of Trustee           Name of Trust

                                           /    /
------------------------------------------------------
Name of Second Trustee (if any)         Date of Trust

----------------------------------------------------------------------------
Trust's Taxpayer Identification Number

5.
------------------------------------------------------
   Name of Corporation (or other entity)


------------------------------------------------------
   Taxpayer Identification Number
   Business Type:
        Corporation    Partnership    Organization
    ---             ---            ---
        Fiduciary      Other
    ---             ---        ---------------------------
                                Specify other type

         (Please attach a certified copy of your corporate resolution)

--------------------------------------------------------------------------------
Mailing Address of Account
--------------------------------------------------------------------------------
All the information requested is needed to open your account.



------------------------------------------------------
Street Address or Box Number           Apartment Number

------------------------------------------------------
           City                         State   ZIP Code

(     )                       (     )
------------------------------------------------------
Area Code Daytime  Phone    Area Code  Evening Phone

--------------------------------------------------------------------------------
Fund Selection and Initial Investment
--------------------------------------------------------------------------------
[ ] Next to the Portfolio name(s), indicate the amount you're investing in the
    Portfolio. MINIMUM PER PORTFOLIO: $1,000
[ ] Be sure to check how you want your Dividend and Capital Gains distributions handled: automatically reinvested to buy more shares or sent to you by check.
[ ] Indicate the TOTAL amount you're investing at this time.



                                 Class
Fund Choice                A       B       BL     Amount                     Reinvest  Cash
                                                            Dividends          [ ]     [ ]
[ ] Growth Portfolio     [ ]     [ ]     [ ]   $--------    Capital Gains      [ ]     [ ]

                                                            Dividends          [ ]     [ ]
[ ] Capital Growth       [ ]     [ ]     [ ]   $--------    Capital Gains      [ ]     [ ]
   Portfolio
                                                            Dividends          [ ]     [ ]
[ ] Quality Income       [ ]     [ ]     [ ]   $--------    Capital Gains      [ ]     [ ]
   Portfolio
                                                            Dividends          [ ]     [ ]
[ ] Municipal            [ ]     [ ]     [ ]   $--------    Capital Gains      [ ]     [ ]
   Income Portfolio
                                                            Dividends          [ ]     [ ]
[ ] Income and           [ ]     [ ]     [ ]   $--------    Capital Gains      [ ]     [ ]
   Growth Portfolio
                                                            Dividends          [ ]     [ ]
[ ] Perpetual Global     [ ]     [ ]     [ ]   $--------    Capital Gains      [ ]     [ ]
   Portfolio
                                                            Dividends          [ ]     [ ]
[ ] Short-Duration       [ ]     [ ]     [ ]   $--------    Capital Gains      [ ]     [ ]
   Income Portfolio
                                                            Dividends          [ ]     [ ]
[ ] Strategy Portfolio   [ ]     [ ]     [ ]   $--------    Capital Gains      [ ]     [ ]

                           TOTAL $-----------------
[ ] Check enclosed for total purchase above made payable to Mentor Funds.
[ ] Other payment method

--------------------------------------------------------------------------------
Telephone Exchange/
Telephone Redemption
--------------------------------------------------------------------------------
I elect the following privileges as described in the prospectus:

  Telephone Exchange: [ ] Yes                   Telephone Redemptions: [ ] Yes
                      [ ] No                                           [ ] No

These privileges will automatically apply if neither box is checked.

By establishing these services and signing this form, I acknowledge that:

I authorize Boston Financial Data Services, Inc. to accept and act upon telephoned instructions to (1) exchange shares I own in any Portfolio(s) for shares of any other Portfolio(s) or (2) redeem shares I own in any Portfolio(s).

I understand that exchanges can be made only between accounts having identical registrations.

--------------------------------------------------------------------------------
[ ] Letter of Intent
--------------------------------------------------------------------------------
I understand that through accumulated investments I can reduce my sales charges on Class A shares. I plan to invest over a 13-month period in Class A shares of one or more of the Portfolios in Mentor Funds in an aggregate amount of at least:
[ ] $50,000 (applies only to equity funds)
[ ] $250,000 [ ] $500,000 [ ] $1,000,000 (and above)
If the amount indicated is not invested within 13 months, reduced sales charge do not apply.
[ ] I am already investing under an existing statement of intention.

--------------------------------------------------------------------------------
[ ] Rights of Accumulation
--------------------------------------------------------------------------------
[ ] I own Class A shares of more than one Portfolio in Mentor Funds, which may entitle me to a reduced sales charge. My shareholder account numbers are:
-------------------------- --------------------------

--------------------------

[ ] The registration of some of my shares differs. Their account numbers are:

-------------------------- --------------------------
                      BE SURE TO COMPLETE THE REVERSE SIDE

---------------------------------------
[ ] Systematic Investment Plan

       Via ACH
---------------------------------------
Check the box above and complete this section; then check the box next to Bank Account Information and complete that section too.

I authorize State Street Bank & Trust Co. (service agent for Mentor Funds), to withdraw money from my bank account to buy more shares for my account(s) in the Portfolio(s) listed below.


 Portfolio                      Amount ($50 minimum)
 [ ]                            $
    -----------------------     ------------------------
 [ ]                            $
    -----------------------     ------------------------

Please note: This service takes approximately 15 days to establish and will be done on or about the 15th of each month.

---------------------------------------
[ ] Systematic Withdrawal

       Plan Via Check
---------------------------------------
You must have a minimum of $10,000 in your mutual fund account to qualify for this optional service.
(Class B shares withdrawals will not be subject to the applicable CDSC up to 10% of account value at the time of plan inception.)

Check the box above and complete this section.

I authorize State Street Bank & Trust Co. (service agent for Mentor Funds), to redeem shares from my account(s) in the Portfolio(s) listed below and mail a check for the amount specified to the name and address on the account. State Street Bank & Trust Co., is to do this on the 15th of each month. If the 15th falls on a weekend or holiday, the transaction will take place the next business day.


 Fund        Amount ($50 minimum)
 [ ]         $
    -----------------------     ------------------------
 [ ]         $
    -----------------------     ------------------------

Please send my Systematic Withdrawal Check to
[ ] Mailing Address of Account
[ ] Other*
          ----------------------------------------------

Please note: This service takes approximately two (2) weeks to establish. *Signature guarantee required

---------------------------------------
[ ] Bank Account Information
---------------------------------------
Complete this section only if you are signing-up for

[ ] Telephone Redemption, [ ] Systematic Investment Plan, or
[ ] Systematic Withdrawal Plan.

---------------------------------------
Bank Name          ABA Number


---------------------------------------
Bank Address


---------------------------------------
City            State  ZIP Code


---------------------------------------
Name(s) on Bank Account


---------------------------------------
Bank Account Number


  Checking     Savings

Please attach a check (marked "VOID") or a deposit ticket from this bank account.

---------------------------------------
Signatures
---------------------------------------
This New Account Form must be signed for an account to be opened. The signatures required for the various types of accounts are:
     [ ] Individual Account, the individual's
     [ ] Joint Account, both shareowners'
     [ ] Custodial Account (Gift to a Minor), the custodian's
     [ ] Corporate (or Organization) Account, an officer's (and the officer's title must be included)

By signing this New Account Form below, I assure that:

- I have received and read the prospectus for each of the Portfolios in which I am investing, and I understand that the prospectus terms are incorporated into this form by reference.
- I authorize Mentor Funds, its affiliates and agents, to act on any instructions believed to be genuine for any service authorized on this form. I agree they will not be liable for any resulting loss or expense.
- I am of legal age in my state and have the authority and legal capacity to purchase mutual fund shares.
- I understand that I may terminate the Telephone Redemption, Systematic Investment Plan, and/or Systematic Withdrawal Plan at any time by writing to Boston Financial Data Services.
- I understand that I will receive 30 days' written notice from Boston Financial Data Services, Transfer Agent, before any service on this form is terminated.
- I certify, under penalties of perjury, that:

  1. The Social Security or Taxpayer Identification Number shown on this form is correct. (If I fail to give the correct number or to sign this form, Mentor Funds may reject, restrict, or redeem my investment. I may also be subject to IRS Backup Withholding of a percentage of all distributions and redemptions.)
  2. I am NOT currently subject to IRS Backup Withholding because (a) I have not been notified of it or (b) notification has been revoked. (Cross out "NOT" if you are currently subject to Backup Withholding.)

---------------------------------------
I agree that none of Mentor Investment Group, LLC, Mentor Distributors, LLC, Boston Financial Data Services, Mentor Funds, or any of their affiliates will be responsible for the authenticity of any instructions given and shall be fully indemnified and held harmless from any and all direct liabilities, losses, or cost resulting from acting upon such transactions.

--------------------------------------------------------
Shareowner (or Custodian)               Date

--------------------------------------------------------
Co-Shareowner                           Date

--------------------------------------------------------
Corporate Officer or Trustee            Date

--------------------------------------------------------
Title of Corporate Officer or Trustee   Date

---------------------------------------
Dealer Information
---------------------------------------
To be completed by Customer Account Representative:


---------------------------------------
Financial Institution Name


---------------------------------------
Address


---------------------------------------
City             State         ZIP Code


---------------------------------------
Dealer Number (If applicable)


---------------------------------------
Representative's Code Number


---------------------------------------
Representative's Full Name


---------------------------------------
Representative's Branch Office


---------------------------------------
Representative's Phone Number


---------------------------------------
Mailing Information
---------------------------------------
Send this completed form to:
      Mentor Funds
      c/o Boston Financial Data Services
      P.O. Box 8507
      Boston, MA 02266
If you have any questions please call 1-800-382-0016

MENTOR DISTRIBUTORS, LLC, Distributor
--------------------------------------------------------------------------------